EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheets.

                    IndyMac INDX Mortgage Loan Trust 2004-AR8
               Mortgage Pass-Through Certificates, Series 2004-AR8





                         Preliminary Marketing Materials




                           $659,957,000 (Approximate)






                                IndyMac MBS, Inc.
                                    Depositor



                           Seller and Master Servicer




                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

                                   Underwriter



                               Contact Information



RBS Greenwich Capital

-----------------------------------------------------------------------------------------------------------------------------------
Trading                                           Banking                                     Structuring
-------                                           -------                                     -----------
-----------------------------------------------------------------------------------------------------------------------------------
Name/Email                    Phone               Name/Email           Phone                Name/Email              Phone
-----------------------------------------------------------------------------------------------------------------------------------
Ron Weibye                    (203) 625-6160      Prue Larocca         (203) 625-3868       Stu Kronick             (203) 625-6160
weibyer@gcm.com                                   laroccp@gcm.com                           stuart.kronick@gcm.com
---------------                                   ---------------

-----------------------------------------------------------------------------------------------------------------------------------
Johan Eveland                 (203) 625-6160      Vinu Phillips        (203) 622-5626
Johan.eveland@gcm.com                             philliv@gcm.com
---------------------                             ---------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Michael McKeever     (203) 618-2237
                                                  mckeevm@gcm.com
                                                  ---------------
-----------------------------------------------------------------------------------------------------------------------------------





Rating Agencies

--------------------------------------------------------------------------------------------------
Standard and Poor's                              Moody's Investor Service
-------------------                              ------------------------
--------------------------------------------------------------------------------------------------
Name/Email                     Phone             Name/Email                         Phone
--------------------------------------------------------------------------------------------------
Victor Bhagat                  (212) 438-1130    Joe Grohotolski                    (212) 553-4619
bhagat@sandp.com                                 joseph.grohotolski@moodys.com
----------------                                 -----------------------------
-------------------------------------------------------------------------------------------------







                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

                                   Underwriter

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.


Preliminary Term Sheet                       Date Prepared: September 10, 2004


                    IndyMac INDX Mortgage Loan Trust 2004-AR8
               Mortgage Pass-Through Certificates, Series 2004-AR8
             $659,957,000 (Approximate, Subject to +/- 10% Variance)

                            Class 1-A-1 Certificates
                   Adjustable Rate Residential Mortgage Loans
==================================================================================================================================
                                                                                                                        Expected
               Principal Amount         WAL (Yrs)         Pmt Window (Mths)        Interest                             Ratings
   Class        (Approx) (1)         Call/ Mat(2)           Call/ Mat(2)          Rate Type         Tranche Type      S&P/Moody's
   -----        ------------         ------------           ------------          ---------         ------------      ------------
   1-A-1        $659,957,000            3.76/4.11            1-117/1-360       Floater (3)         Senior Floater        AAA/Aaa
   2-A-1        $100,000,000                  Not Marketed Hereby              Floater (3)         Senior Floater        AAA/Aaa
   2-A-2A       $460,700,000                  Not Marketed Hereby              Floater (3)      Super Senior Floater     AAA/Aaa
   2-A-2B       $81,342,000                   Not Marketed Hereby              Floater (3)       Senior Mez Floater      AAA/Aaa
  A-X-1(4)        Notional                    Not Marketed Hereby              Variable             Senior/NAS IO        AAA/Aaa
  A-X-2(5)        Notional                    Not Marketed Hereby              Variable             Senior/WAC IO/PO     AAA/Aaa
    A-R             $100                      Not Marketed Hereby              Variable            Senior/Residual       AAA/Aaa
    B-1         $37,799,000                   Not Marketed Hereby              Floater (6)       Subordinate Floater      AA/Aa2
    B-2         $20,999,000                   Not Marketed Hereby              Floater (6)       Subordinate Floater        A/A2
    B-3         $13,299,000                   Not Marketed Hereby              Floater (6)       Subordinate Floater     BBB/Baa2
----------------------------------------------------------------------------------------------------------------------------------
    B-4          $9,099,000                                                                      Subordinate Floater       BB/Ba2
    B-5         $10,499,000                     Privately Offered Certificates                   Subordinate Floater        B/NR
    B-6          $6,305,900                                                                      Subordinate Floater       NR/NR
==================================================================================================================================
   Total       1,400,000,000



(1) Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1, Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in April 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.


                                                                           2
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.




(5) The Class A-X-2 Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X-2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only components of the Class A-X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class A-X-2 Certificates, as described herein.

(6) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and
     (ii) the related Net WAC Cap.


Depositor:                 IndyMac MBS, Inc.

Lead Underwriter:          Greenwich Capital Markets, Inc.

Co-Manager:                UBS Securities LLC

Seller and Master
Servicer:                  IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:              For each Mortgage Loan in the mortgage pool on the Closing Date, September 1, 2004. For each
                           Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of the Mortgage Loan or (ii) the first of the month in which such Mortgage Loan was acquired.

Expected Pricing Date:     September [10], 2004.

Closing Date:              On or about September 23, 2004.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2004.

Certificates:              The "Senior  Certificates" will consist of the Class 1-A-1, Class 2-A-1, Class 2-A-2A,  Class 2-A-2B,
                           Class A-X-1 and Class A-X-2  Certificates  (collectively the "Class A  Certificates"), and Class A-R
                           Certificate.  The Class B-1, Class B-2, Class B-3,  Class B-4, Class B-5 and Class B-6 Certificates
                           will be referred to herein as the  "Subordinate  Certificates."  The Senior  Certificates  and the
                           Subordinate  Certificates are collectively referred to herein as the "Certificates."  The Class 1-A-1,
                           Class 2-A-1, Class 2-A-2A, Class 2-A-2B Certificates and the Subordinate Certificates are referred to herein as the "LIBOR  Certificates".  The Senior Certificates and the Class B-1, Class B-2 and Class
                           B-3 Certificates (the "Offered Certificates") are being offered publicly.



                                                                                                                           3
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.



Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest
                           (settling flat). The price to be paid by investors for the Class A-X-1 and Class A-X-2 will include
                           [22] days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the Class 1-A-1, Class 2-A-1, Class 2-A-2A and Class
                           2-A-2B Certificates for a given Distribution Date will be the period beginning with the prior
                           Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).The interest accrual period with respect to the Subordinate Certificates for a given Distribution Date will be the period beginning with the 25th day of the month prior to such Distribution Date (or in the case of the first
                           Distribution Date, the Closing Date) and ending on the 24th day of the month of such Distribution
                           Date (on a 30/360 basis). The interest accrual period for the Class A-R, Class A-X-1 and Class
                           A-X-2 Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be
                           ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call
                           Date").

Pricing Prepayment
Speed:                     The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate, first lien residential  mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.




                                                                                                                           4

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.





                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment,
                           (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative
                           Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the
                           Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.


Initial Mortgage Loans:    The "Group 1 Initial Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The "Group 2
                           Initial Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                           Group 1 Initial Mortgage Loans and the Group 2 Initial Mortgage Loans are collectively referred to herein as the "Initial Mortgage Loans".

                           The aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date is expected to be at least approximately $1,101,863,136. The aggregate principal balance of the Group 1
                           Initial Mortgage Loans as of the Cut-off Date is expected to be at least approximately
                           $552,950,331. The aggregate principal balance of the Group 2 Initial Mortgage Loans as of the
                           Cut-off Date is expected to be at least approximately $548,912,805.

Pre-Funding Account:       An account (the "Pre-Funding Account") will be established on the Closing Date into which up to approximately $298,136,864 will be deposited, of which up to approximately (i) $156,681,234 will be used to purchase subsequent conforming balance mortgage loans (the "Group I Subsequent Mortgage
                           Loans") and (ii) $141,455,630 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans, the "Group II Subsequent Mortgage Loans"). The Group I Subsequent
                           Mortgage Loans and the Group II Subsequent Mortgage Loans are collectively referred to herein as the "Subsequent Mortgage Loans". During the period from the Closing Date to and including December
                           20, 2004 (the "Pre-Funding Period"), the amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the related Initial
                           Mortgage Loans (with any unused portion of such deposit amount to be distributed as a payment of principal of the related Offered Certificates on the Distribution Date immediately following such date). The Initial Mortgage Loans and the Subsequent Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1,
                           Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.00]% total subordination.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.30]% total subordination.



                                                                                                                        5
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.




                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class
                           B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class
                           B-4, Class B-5 and Class B-6 Certificates, initially [1.85]% total subordination.


Shifting Interest:         Until the Distribution Date occurring in October 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           October 2004 - September 2014                      0% Pro Rata Share
                           October 2014 - September 2015                     30% Pro Rata Share
                           October 2015 - September 2016                     40% Pro Rata Share
                           October 2016 - September 2017                     60% Pro Rata Share
                           October 2017 - September 2018                     80% Pro Rata Share
                           October 2018 and after                           100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2007, the Subordinate
                           Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in October 2007, the Subordinate Certificates
                           will be entitled to 100% of their pro rata share of unscheduled principal payments.


                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                           Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the
                           Senior Certificates. In the event the current senior percentage related to the loan group
                           (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage
                           (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related
                           Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred
                           Interest.




                                                                                                                        6
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.




Allocation of
Realized Losses:           Any realized losses [(inclusive of bankruptcy, special hazard and fraud losses)] on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class
                           A-X-1 Certificates) as follows:
                              (a)   any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A-1
                                    Certificates and the group 1 principal only  component of the Class A-X-2 Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.
                              (b)   Any realized losses remaining on the Group 2 Mortgage Loans pro rata, to the Class 2-A-1,
                                    Class 2-A-2A Certificates, Class 2-A-2B Certificates and the group 2 principal only component of the Class A-X-2 Certificates until the related class principal balance or component principal balance has been reduced to zero, provided however that the Class
                                    2-A-2A Certificates' pro rata allocation of realized losses will first be allocated to the Class 2-A-2B Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1  Certificates is equal to (x) the weighted average of the
                           Net Mortgage Rates of the Group 1 Mortgage Loans less (y) the Certificate Interest Rate of the
                           Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by
                           (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such
                           Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates is equal to (x)
                           the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans less (y) the
                           Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i)
                           the notional balance of the group 2 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2-A-1, Class
                           2-A-2A and Class 2-A-2B Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.


Carryover Shortfall
Amount:                    The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii)
                           the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap)
                           (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X-2 Certificates) and additionally only in the case of the Class 1-A-1, Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates,
                           amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.





                                                                                                                        7
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.




Adjusted Cap Rate:         The "Adjusted Cap Rate" for the Class 1-A-1  Certificates and for any Distribution Date
                           equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such Distribution
                           Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates and for
                           any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such
                           Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2
                           Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution Date equals the
                           Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A)
                           weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such
                           Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1
                           Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a per annum rate equal to: (I)
                           the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution
                           Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Rate Cap" for the Class A-X-2 Certificates and any Distribution Date shall equal the
                           Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i)
                           reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-1 and Class A-X-2
                           Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class A-R, Class 1-A-1, Class 2-A-1, Class 2-A-2A, Class 2-A-2B
                           and Subordinate Certificates.



Net Deferred Interest:     The "Net Deferred Interest" for a  Distribution Date is the excess, if any, of Deferred
                           Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted
                           Rate Cap for such class and Distribution Date.






                                                                                                                        8
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.




Class A-X-1 Notional
Balance Schedules:
                             ---------------------------------------------------------------------
                                                        Group 1 Component     Group 2 Component
                                               Period   Notional Balance      Notional Balance
                             ---------------------------------------------------------------------
                                                    1     $659,957,000          $642,042,000
                                                    2     $633,634,250          $616,435,916
                                                    3     $609,656,522          $593,026,286
                                                    4     $586,521,646          $570,442,320
                                                    5     $564,200,002          $548,654,927
                                                    6     $542,663,013          $527,636,032
                                                    7     $521,883,104          $507,358,528
                                                    8     $501,833,666          $487,796,308
                                                    9     $482,489,011          $468,924,162
                                                   10     $463,824,370          $450,717,703
                                                   11     $445,815,732          $433,153,374
                                                   12     $428,437,051          $416,205,213
                                                   13     $411,577,018          $399,770,010
                                                   14     $395,312,777          $383,917,510
                                                   15     $379,623,296          $368,627,089
                                                   16     $364,488,290          $353,878,851
                                                   17     $349,888,185          $339,653,606
                                                   18     $335,804,103          $325,932,840
                                                   19     $322,217,828          $312,698,696
                                                   20     $309,111,789          $299,933,949
                                                   21     $296,469,035          $287,621,984
                                                   22     $285,136,655          $276,587,615
                                                   23     $274,219,784          $265,959,180
                                                   24     $263,703,479          $255,722,038
                                                   25     $253,513,596          $245,807,934
                                                   26     $243,700,133          $236,261,201
                                                   27     $234,249,475          $227,068,514
                                                   28     $225,148,496          $218,217,030
                                                   29     $216,384,540          $209,694,362
                                                   30     $207,945,402          $201,488,571
                                                   31     $199,819,317          $193,588,147
                                                   32     $191,994,939          $185,981,991
                                                   33     $184,461,330          $178,659,404
                                                   34     $177,207,942          $171,610,071
                                                   35     $170,224,608          $164,824,047
                                                   36     $163,501,522          $158,291,746
                                                   37     $156,992,147          $151,970,288
                                                   38     $151,378,002          $146,518,214
                                                   39     $145,964,287          $141,261,340
                                                   40     $140,743,858          $136,192,689
                                                   41     $135,709,824          $131,305,535
                                                   42     $130,855,540          $126,593,389
                                    43 and thereafter          $0                    $0
                             ---------------------------------------------------------------------





                                                                                                                        9
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.





Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into a "Yield Maintenance Agreement", or "YMA", with a counterparty (the "Counterparty") for the benefit of each of the Class 1-A-1, Class 2-A-1, Class
                           2-A-2A and Class 2-A-2B Certificates. The notional balance of the YMA for any Distribution Date and the (i) Class 1-A-1 Certificates and (ii) the Class 2-A-1, Class 2-A-2A and Class 2-A-2B
                           Certificates is subject to a maximum equal to the aggregate principal balance of (i) the Class
                           1-A-1 Certificates or (ii) the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates,
                           respectively immediately prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 10.00% in the case of the Class 1-A-1Certificates. Each Yield Maintenance Agreement will terminate after the
                           Distribution Date in January 2015. Any payments received from the related Yield Maintenance
                           Agreement will be used to pay Carryover Shortfall Amounts on the (i) Class 1-A-1 Certificates or
                           (ii) Class 2-A-1, Class 2-A-2A or Class 2-A-2B Certificates (allocated pro rata based on class principal balance), as applicable.









                                                                                                                        10
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL


    This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

   This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                     Prospectus and Prospectus Supplement.




Certificates Priority of
Distributions:             Available funds from the Mortgage Loans will be distributed in the following order of priority:
                           1)  Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X-2 Certificates);
                           2)
                               a)   from the Group 1 Mortgage Loans, to the Class A-R Certificates, Class 1-A-1
                                    Certificates and group 1 principal-only component of the Class A-X-2 Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class A-X-2 Certificates) has been reduced to zero, up to the principal allocable for such classes;
                               b)   from the Group 2 Mortgage Loans, first, pro-rata to the Class 2-A-1, Class 2-A-2A and
                                    Class 2-A-2B Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class
                                    A-X-2 Certificates, until the principal balance of the related principal only component of the Class A-X-2 Certificates has been reduced to zero, up to the principal allocable for such classes;
                           3)  Class 1-A-1, Class 2-A-1, Class 2-A-2A, Class 2-A-2B and Subordinate Certificates (on a
                               pro rata basis), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their  related YMA in the case of the Class 1-A-1, Class 2-A-1,
                               Class 2-A-2A or Class 2-A-2B Certificates) solely from amounts otherwise distributable with respect to the Class A-X-2 Certificates;
                           4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;
                           5)  Class B-1 Certificates, principal allocable to such Class;
                           6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;
                           7)  Class B-2 Certificates, principal allocable to such Class;
                           8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;
                           9)  Class B-3 Certificates, principal allocable to such Class;
                          10)  Class B-4, Class B-5 and Class B-6 Certificates,  in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                          11)  Class A-R Certificate, any remaining amount.

                        * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

                       ** Under certain limited circumstances such as when (i) the aggregate principal balance of the
                          Class A Certificates and principal only component related to a group have been reduced to zero or
                          (ii) the aggregate principal balance of the Class A Certificates and principal only component related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal only component.







                                                                                                                        11
                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL



                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Effective Net WAC Cap(1)(2)


The Effective Net WAC Cap for the Class 1-A-1 Certificates will be equal to 10.00% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2) Assumes proceeds from the related Yield Maintenance Agreement are included.

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
   ("GCM") and not by the issuer of the securities or any of its affiliates.
     GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.







                         Weighted Average Life Tables


Class 1-A-1 To Optional Call Date
--------------------------------------------------------------------------------------------------------------
                            10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
--------------------------------------------------------------------------------------------------------------
WAL (yr)                     7.13             5.00            3.76             2.39            1.68
MDUR (yr)                    6.27             4.54            3.48             2.27            1.61
First Prin Pay                 1               1                1               1               1
Last Prin Pay                 210             153              117              76              54
--------------------------------------------------------------------------------------------------------------

Class 1-A-1 To Maturity
--------------------------------------------------------------------------------------------------------------
                            10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
--------------------------------------------------------------------------------------------------------------
WAL (yr)                     7.56             5.41            4.11             2.63            1.84
MDUR (yr)                    6.55             4.83            3.75             2.46            1.75
First Prin Pay                 1               1                1               1               1
Last Prin Pay                 360             360              360             360             360
--------------------------------------------------------------------------------------------------------------





                                                                                                        14


                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

  The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich
       Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital
             Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                        Initial Mortgage Loan Statistics
                             As of the Cut-off Date

Total Current Balance:                               $888,615,971
Number Of Loans:                                            3,082

                                                                                         Minimum                   Maximum
Average Current Balance:                                 $288,324                        $49,885                $3,000,000
Average Original Balance:                                $288,614                        $50,000                $3,000,000

Weighted Average Current Mortgage Rate:                     2.486  %                       1.250  %                  5.963  %
Weighted Average Gross Margin:                              3.106  %                       2.100  %                  4.500  %
Weighted Average Maximum Mortgage Rate:                     9.937  %                       8.950  %                  9.950  %

Weighted Average Original Ltv Ratio:                        72.28  %                        7.80  %                  95.00  %

Weighted Average Negative Amortization Limit:               110.00  %                      110.00  %                110.00  %
Weighted Average Payment Cap:                                 7.50  %                        7.50  %                  7.50  %
Weighted Average Recast Frequency:                              60                             60                       60

Weighted Average Credit Score:                                 708                            620                      818

Weighted Average Original Term:                                360  months                    360 months               360  months
Weighted Average Remaining Term:                               360  months                    351 months               360  months

Weighted Average Months To Roll:                                 1  months                      1 months                 1  months
Weighted Average Rate Adjustment Frequency:                      1  months                      1 months                 1  months


First Payment Date:                                                                   Jan 01, 2004                Oct 01, 2004
Maturity Date:                                                                        Dec 01, 2033                Sep 01, 2034

Top State Concentrations ($):                         49.84 %  California,  9.27 %  Florida,  6.89 %  New Jersey

Maximum Zip Code Concentration ($):                   0.64 %  92037



                                                                                                                        15


                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

  The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich
       Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital
             Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
INDEX:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
                                                                   3,082          888,615,971.36               100.00
MTA
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
CURRENT BALANCE ($):                                      Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
    49,885  -    50,000                                                7              349,788.08                 0.04
    50,001  -   100,000                                              167           13,605,744.40                 1.53
   100,001  -   150,000                                              369           47,428,379.65                 5.34
   150,001  -   200,000                                              495           87,816,575.38                 9.88
   200,001  -   250,000                                              480          108,045,985.69                12.16
   250,001  -   300,000                                              396          109,151,111.24                12.28
   300,001  -   350,000                                              323          104,748,460.11                11.79
   350,001  -   400,000                                              245           92,369,894.31                10.39
   400,001  -   450,000                                              180           76,391,071.33                 8.60
   450,001  -   500,000                                              132           63,336,004.41                 7.13
   500,001  -   550,000                                               79           41,398,204.93                 4.66
   550,001  -   600,000                                               71           40,706,479.77                 4.58
   600,001  -   650,000                                               66           42,158,320.46                 4.74
   650,001  -   700,000                                               21           14,453,944.26                 1.63
   700,001  -   750,000                                               15           10,925,454.44                 1.23
   750,001  -   800,000                                                9            7,053,941.93                 0.79
   800,001  -   850,000                                                6            4,944,854.24                 0.56
   850,001  -   900,000                                                4            3,528,198.85                 0.40
   900,001  -   950,000                                                3            2,809,500.00                 0.32
   950,001  - 1,000,000                                                7            6,953,207.62                 0.78
 1,000,001  - 1,050,000                                                1            1,050,000.00                 0.12
 1,050,001  - 1,100,000                                                2            2,183,000.00                 0.25
 1,250,001  - 1,300,000                                                1            1,294,040.69                 0.15
 1,400,001  - 1,450,000                                                1            1,433,209.19                 0.16
 1,450,001  - 1,500,000                                                1            1,480,600.38                 0.17
 2,950,001  - 3,000,000                                                1            3,000,000.00                 0.34
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================








                                                                                                                        16

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

  The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich
       Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital
             Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
CURRENT MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  1.250  -  1.250                                                  1,801          523,104,640.00                58.87
  2.001  -  2.250                                                    224           46,266,129.00                 5.21
  3.501  -  3.750                                                      5            3,273,483.71                 0.37
  3.751  -  4.000                                                     75           32,802,630.12                 3.69
  4.001  -  4.250                                                    123           41,212,073.79                 4.64
  4.251  -  4.500                                                    152           45,478,009.13                 5.12
  4.501  -  4.750                                                    277           77,688,115.94                 8.74
  4.751  -  5.000                                                    328           92,949,240.59                10.46
  5.001  -  5.250                                                     71           18,361,523.80                 2.07
  5.251  -  5.500                                                     24            6,533,674.22                 0.74
  5.501  -  5.750                                                      1              497,984.88                 0.06
  5.751  -  5.963                                                      1              448,466.18                 0.05
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
ORIGINAL TERM (Months):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 360                                                               3,082          888,615,971.36               100.00
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
REMAINING TERM (Months):                                  Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 351                                                                   1              336,705.07                 0.04
 354                                                                   2              825,127.84                 0.09
 355                                                                   1              236,509.11                 0.03
 356                                                                   6            1,027,856.67                 0.12
 357                                                                  13            3,891,543.44                 0.44
 358                                                                  45           13,557,072.15                 1.53
 359                                                                 989          299,370,388.08                33.69
 360                                                               2,025          569,370,769.00                64.07
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================





                                                                                                                        17

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

  The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich
       Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital
             Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
PROPERTY TYPE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Single                                                             1,970          566,986,880.97                63.81
Family

PUD                                                                  606          194,358,786.17                21.87

Condominium                                                          344           82,792,445.20                 9.32

Two-Four Family                                                      119           33,145,589.06                 3.73

Townhouse                                                             43           11,332,269.96                 1.28
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
PURPOSE CODE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Cash Out                                                           1,499          422,817,523.98                47.58
Refinance

Purchase                                                             987          312,095,401.16                35.12

Rate/Term Refinance                                                  596          153,703,046.22                17.30
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
OCCUPANCY:                                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Primary                                                            2,785          826,639,324.65                93.03


Investor                                                             200           39,889,067.47                 4.49

Second Home                                                           97           22,087,579.24                 2.49
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
DOCUMENTATION:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Stated                                                             1,596          504,791,498.05                56.81
Documentation

Full/Alternate                                                       988          249,180,966.95                28.04

No Income / No Asset                                                 420          113,107,041.43                12.73

Fast Forward                                                          65           18,279,222.13                 2.06

Limited Documentation                                                 13            3,257,242.80                 0.37
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================






                                                                                                                        18

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
SILENT SECOND:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
No Silent Second                                                   2,495          710,538,281.77                79.96

Silent Second                                                        587          178,077,689.59                20.04
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
GROSS MARGIN (%):                                         Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  2.100  -  2.250                                                     19            9,662,775.71                 1.09
  2.251  -  2.500                                                    164           66,666,582.12                 7.50
  2.501  -  2.750                                                    350          117,453,400.79                13.22
  2.751  -  3.000                                                    426          123,699,505.13                13.92
  3.001  -  3.250                                                    803          216,997,462.94                24.42
  3.251  -  3.500                                                  1,032          281,138,819.72                31.64
  3.501  -  3.750                                                    226           57,619,405.20                 6.48
  3.751  -  4.000                                                     50           13,328,990.69                 1.50
  4.001  -  4.250                                                     10            1,424,562.88                 0.16
  4.251  -  4.500                                                      2              624,466.18                 0.07
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
MAXIMUM MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  8.950  -  9.000                                                     36           11,978,195.96                 1.35
  9.751  -  9.950                                                  3,046          876,637,775.40                98.65
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================










                                                                                                                        19

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
ORIGINAL LTV RATIO (%):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
   7.80  -  10.00                                                      1               54,874.00                 0.01
  10.01  -  15.00                                                      1               64,500.00                 0.01
  15.01  -  20.00                                                      6              727,404.39                 0.08
  20.01  -  25.00                                                     10            1,808,421.60                 0.20
  25.01  -  30.00                                                     20            3,240,978.53                 0.36
  30.01  -  35.00                                                     18            3,218,587.23                 0.36
  35.01  -  40.00                                                     31            9,119,632.05                 1.03
  40.01  -  45.00                                                     35            9,028,100.04                 1.02
  45.01  -  50.00                                                     71           17,661,014.63                 1.99
  50.01  -  55.00                                                     88           25,258,134.16                 2.84
  55.01  -  60.00                                                    129           36,807,043.28                 4.14
  60.01  -  65.00                                                    191           60,266,173.81                 6.78
  65.01  -  70.00                                                    365          112,297,755.46                12.64
  70.01  -  75.00                                                    796          239,909,673.12                27.00
  75.01  -  80.00                                                  1,165          332,435,979.38                37.41
  80.01  -  85.00                                                     48           13,224,154.11                 1.49
  85.01  -  90.00                                                     48           10,508,793.46                 1.18
  90.01  -  95.00                                                     59           12,984,752.11                 1.46
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
CREDIT SCORE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 N/A                                                                   9            2,495,740.25                 0.28
 620  - 625                                                           50           13,415,964.96                 1.51
 626  - 650                                                          330           97,618,047.17                10.99
 651  - 675                                                          477          139,335,396.80                15.68
 676  - 700                                                          545          166,104,287.47                18.69
 701  - 725                                                          547          156,571,999.09                17.62
 726  - 750                                                          427          121,044,493.09                13.62
 751  - 775                                                          409          116,333,748.22                13.09
 776  - 800                                                          246           65,300,660.10                 7.35
 801  - 818                                                           42           10,395,634.21                 1.17
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================














                                                                                                                        20

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
PREPAY PENALTY TERM (Months):                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  N/A                                                                212           68,908,860.04                 7.75
  12                                                                 334          128,831,090.59                14.50
  24                                                                  12            3,683,555.47                 0.41
  36                                                               2,524          687,192,465.26                77.33
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================







                                                                                                                        21

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                       % of Aggregate
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
STATE:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
California                                                         1,281          442,909,800.31                49.84
Florida                                                              355           82,374,416.78                 9.27
New Jersey                                                           202           61,219,653.35                 6.89
New York                                                              89           28,428,820.90                 3.20
Virginia                                                              88           25,602,962.27                 2.88
Colorado                                                             105           24,238,534.79                 2.73
Nevada                                                                78           21,273,641.88                 2.39
Illinois                                                              72           18,142,251.57                 2.04
Michigan                                                              82           15,282,217.73                 1.72
Arizona                                                               65           14,764,016.27                 1.66
Maryland                                                              43           14,483,588.61                 1.63
Minnesota                                                             62           13,098,016.36                 1.47
Washington                                                            53           11,682,476.80                 1.31
Massachusetts                                                         43           11,428,037.14                 1.29
Ohio                                                                  63           11,236,916.08                 1.26
Texas                                                                 59           11,155,929.83                 1.26
Connecticut                                                           42           10,525,113.22                 1.18
Pennsylvania                                                          42            8,318,332.29                 0.94
Oregon                                                                30            7,108,962.18                 0.80
South Carolina                                                        23            5,398,221.97                 0.61
Hawaii                                                                13            5,260,535.67                 0.59
Missouri                                                              22            4,983,456.44                 0.56
Georgia                                                               19            4,750,614.09                 0.53
Delaware                                                              14            4,338,515.81                 0.49
Rhode Island                                                          17            3,614,832.25                 0.41
Wisconsin                                                             16            2,667,488.99                 0.30
North Carolina                                                        13            2,460,897.12                 0.28
Tennessee                                                              8            2,385,206.95                 0.27
Louisiana                                                              8            2,317,370.51                 0.26
Indiana                                                                8            2,284,489.78                 0.26
Kansas                                                                12            2,241,950.00                 0.25
Utah                                                                   9            1,958,817.21                 0.22
Idaho                                                                  5            1,408,655.06                 0.16
District of Columbia                                                   3            1,382,181.23                 0.16
Nebraska                                                               7            1,319,458.00                 0.15
Montana                                                                5            1,184,208.68                 0.13
Kentucky                                                               4            1,166,000.00                 0.13
Alabama                                                                4            1,118,704.79                 0.13
Wyoming                                                                3              691,400.00                 0.08
New Mexico                                                             3              597,178.22                 0.07
Oklahoma                                                               4              513,496.76                 0.06
New Hampshire                                                          2              394,392.92                 0.04
Alaska                                                                 2              314,610.55                 0.04
Iowa                                                                   2              294,750.00                 0.03
Arkansas                                                               1              161,250.00                 0.02
Maine                                                                  1              133,600.00                 0.02
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================










                                                                                                                        22

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                    Group 1 Initial Mortgage Loan Statistics
                             As of the Cut-off Date

Total Current Balance:                        $450,421,388

Number Of Loans:                                     2,172

                                                                                          Minimum                   Maximum
Average Current Balance:                          $207,376                                $49,885                  $500,000

Average Original Balance:                         $207,548                                $50,000                  $500,000

Weighted Average Current Mortgage Rate:              2.451  %                               1.250  %                  5.488  %
Weighted Average Gross Margin:                       3.179  %                               2.200  %                  4.500  %
Weighted Average Maximum Mortgage Rate:              9.940  %                               8.950  %                  9.950  %

Weighted Average Original Ltv Ratio:                 72.17  %                                7.80  %                  95.00  %

Weighted Average Negative Amortization Limit:        110.00  %                              110.00  %                110.00  %
Weighted Average Payment Cap:                          7.50  %                                7.50  %                  7.50  %
Weighted Average Recast Frequency:                       60                                     60                       60


Weighted Average Credit Score:                          708                                    620                      818

Weighted Average Original Term:                         360  months                            360  months              360  months
Weighted Average Remaining Term:                        360  months                            355  months              360  months

Weighted Average Months To Roll:                          1  months                              1  months                1  months
Weighted Average Rate Adjustment Frequency:               1  months                              1  months                1  months


First Payment Date:                                                         May 01, 2004                Oct 01, 2004
Maturity Date:                                                              Apr 01, 2034                Sep 01, 2034

Top State Concentrations($):                  37.19 %  California,  12.04 %  Florida,  8.20 %  New Jersey
Maximum Zip Code Concentration($):             0.67 %  33019








                                                                                                                        23

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.






                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
INDEX:                                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
MTA                                                               2,172          450,421,387.68               100.00
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
CURRENT BALANCE ($):                                     Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
    49,885  -    50,000                                               7              349,788.08                 0.08
    50,001  -   100,000                                             167           13,605,744.40                 3.02
   100,001  -   150,000                                             369           47,428,379.65                10.53
   150,001  -   200,000                                             495           87,816,575.38                19.50
   200,001  -   250,000                                             480          108,045,985.69                23.99
   250,001  -   300,000                                             396          109,151,111.24                24.23
   300,001  -   350,000                                             234           74,320,947.00                16.50
   350,001  -   400,000                                              12            4,545,284.30                 1.01
   400,001  -   450,000                                              10            4,206,607.41                 0.93
   450,001  -   500,000                                               2              950,964.53                 0.21
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
CURRENT MORTGAGE RATE (%):                               Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
  1.250  -  1.250                                                 1,266          265,783,896.00                59.01
  2.001  -  2.250                                                   195           34,850,226.00                 7.74
  3.501  -  3.750                                                     1              259,404.38                 0.06
  3.751  -  4.000                                                    24            5,517,465.36                 1.22
  4.001  -  4.250                                                    69           15,150,185.44                 3.36
  4.251  -  4.500                                                   104           22,110,443.11                 4.91
  4.501  -  4.750                                                   203           42,195,027.45                 9.37
  4.751  -  5.000                                                   237           50,997,431.34                11.32
  5.001  -  5.250                                                    56           11,301,189.98                 2.51
  5.251  -  5.488                                                    17            2,256,118.62                 0.50
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
ORIGINAL TERM (Months):                                  Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
 360                                                              2,172          450,421,387.68               100.00
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================









                                                                                                                        24

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
REMAINING TERM (Months):                                 Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
 355                                                                  1              236,509.11                 0.05
 356                                                                  6            1,027,856.67                 0.23
 357                                                                  7            1,199,452.03                 0.27
 358                                                                 33            6,345,431.24                 1.41
 359                                                                664          140,978,016.63                31.30
 360                                                              1,461          300,634,122.00                66.75
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
PROPERTY TYPE:                                           Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
Single Family                                                     1,379          282,467,126.67                62.71

PUD                                                                 378           82,510,673.53                18.32

Condominium                                                         274           52,073,746.77                11.56

Two-Four Family                                                     108           26,876,827.50                 5.97

Townhouse                                                            33            6,493,013.21                 1.44
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
PURPOSE CODE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
Cash Out Refinance                                                1,095          231,868,819.26                51.48

Purchase                                                            620          132,854,386.19                29.50

Rate/Term Refinance                                                 457           85,698,182.23                19.03
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
OCCUPANCY:                                               Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
Primary                                                           1,913          405,012,750.29                89.92

Investor                                                            176           29,727,992.44                 6.60

Second Home                                                          83           15,680,644.95                 3.48
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================











                                                                                                                        25

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
DOCUMENTATION:                                           Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
Stated Documentation                                              1,022          222,231,954.55                49.34

Full/Alternate                                                      788          152,584,067.07                33.88

No Income / No Asset                                                311           65,619,928.83                14.57

Fast Forward                                                         42            8,274,289.55                 1.84

Limited Documentation                                                 9            1,711,147.68                 0.38
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
SILENT SECOND:                                           Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
No Silent Second                                                  1,780          366,182,172.63                81.30

Silent Second                                                       392           84,239,215.05                18.70
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
GROSS MARGIN (%):                                        Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
  2.200  -  2.250                                                     5            1,077,796.38                 0.24
  2.251  -  2.500                                                    71           15,584,992.36                 3.46
  2.501  -  2.750                                                   194           43,140,207.44                 9.58
  2.751  -  3.000                                                   298           62,615,954.11                13.90
  3.001  -  3.250                                                   607          121,603,140.45                27.00
  3.251  -  3.500                                                   773          164,156,638.47                36.45
  3.501  -  3.750                                                   179           36,208,462.85                 8.04
  3.751  -  4.000                                                    35            4,931,617.62                 1.09
  4.001  -  4.250                                                     9              926,578.00                 0.21
  4.251  -  4.500                                                     1              176,000.00                 0.04
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
MAXIMUM MORTGAGE RATE (%):                               Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
  8.950  -  9.000                                                    21            4,535,261.91                 1.01
  9.751  -  9.950                                                 2,151          445,886,125.77                98.99
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================











                                                                                                                        26

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
ORIGINAL LTV RATIO (%):                                  Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
   7.80  -  10.00                                                     1               54,874.00                 0.01
  10.01  -  15.00                                                     1               64,500.00                 0.01
  15.01  -  20.00                                                     6              727,404.39                 0.16
  20.01  -  25.00                                                     8              860,793.82                 0.19
  25.01  -  30.00                                                    19            2,692,238.49                 0.60
  30.01  -  35.00                                                    16            2,384,226.93                 0.53
  35.01  -  40.00                                                    27            4,527,260.84                 1.01
  40.01  -  45.00                                                    29            5,801,623.89                 1.29
  45.01  -  50.00                                                    56           10,523,882.61                 2.34
  50.01  -  55.00                                                    63           12,766,902.20                 2.83
  55.01  -  60.00                                                    98           20,267,699.47                 4.50
  60.01  -  65.00                                                   128           26,713,156.54                 5.93
  65.01  -  70.00                                                   258           53,636,906.69                11.91
  70.01  -  75.00                                                   528          116,055,773.33                25.77
  75.01  -  80.00                                                   808          168,480,135.49                37.41
  80.01  -  85.00                                                    34            7,341,549.23                 1.63
  85.01  -  90.00                                                    42            7,809,060.81                 1.73
  90.01  -  95.00                                                    50            9,713,398.95                 2.16
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
CREDIT SCORE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
 N/A                                                                  7            1,617,564.25                 0.36
 620  - 625                                                          40            8,378,951.92                 1.86
 626  - 650                                                         222           48,353,148.38                10.74
 651  - 675                                                         333           69,764,255.14                15.49
 676  - 700                                                         361           76,603,689.88                17.01
 701  - 725                                                         392           81,872,687.21                18.18
 726  - 750                                                         308           62,565,525.80                13.89
 751  - 775                                                         296           60,109,131.31                13.35
 776  - 800                                                         181           35,472,571.98                 7.88
 801  - 818                                                          32            5,683,861.81                 1.26
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================













                                                                                                                        27

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                              Principal Balance        Outstanding as
                                                              Number of       Outstanding as of                   of
PREPAY PENALTY TERM:                                     Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
  N/A                                                               130           25,879,524.70                 5.75
  12                                                                153           36,120,261.43                 8.02
  24                                                                  8            1,723,555.47                 0.38
  36                                                              1,881          386,698,046.08                85.85
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================















                                                                                                                        28

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group 1
                                                                                                           Principal
                                                                                                             Balance
                                                                               Principal Balance       Outstanding as
                                                              Number of       Outstanding as of                   of
STATE:                                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
California                                                          713          167,513,807.50                37.19
Florida                                                             298           54,209,490.93                12.04
New Jersey                                                          152           36,951,106.29                 8.20
Colorado                                                             89           16,465,709.38                 3.66
New York                                                             59           14,702,817.14                 3.26
Nevada                                                               62           13,882,522.77                 3.08
Michigan                                                             76           12,499,785.89                 2.78
Virginia                                                             58           12,411,303.31                 2.76
Arizona                                                              59           11,302,044.00                 2.51
Illinois                                                             55           10,129,963.46                 2.25
Minnesota                                                            54            9,529,597.38                 2.12
Washington                                                           47            9,038,976.67                 2.01
Ohio                                                                 57            8,412,770.06                 1.87
Texas                                                                52            8,357,652.90                 1.86
Massachusetts                                                        35            7,827,255.28                 1.74
Connecticut                                                          35            7,274,603.97                 1.62
Pennsylvania                                                         37            5,951,392.18                 1.32
Maryland                                                             23            5,039,610.01                 1.12
Oregon                                                               24            4,811,456.09                 1.07
Rhode Island                                                         17            3,614,832.25                 0.80
Georgia                                                              16            3,058,614.09                 0.68
Hawaii                                                                9            2,679,949.26                 0.59
Missouri                                                             17            2,460,624.74                 0.55
South Carolina                                                       17            2,371,312.51                 0.53
Delaware                                                             10            2,312,115.81                 0.51
Wisconsin                                                            15            2,267,488.99                 0.50
Utah                                                                  9            1,958,817.21                 0.43
Indiana                                                               7            1,801,199.47                 0.40
North Carolina                                                       12            1,754,597.12                 0.39
Kansas                                                               11            1,574,950.00                 0.35
Nebraska                                                              6              985,708.00                 0.22
Idaho                                                                 4              774,905.06                 0.17
Montana                                                               4              743,208.68                 0.17
Alabama                                                               3              719,621.13                 0.16
Wyoming                                                               3              691,400.00                 0.15
Louisiana                                                             5              682,415.14                 0.15
Tennessee                                                             4              679,928.82                 0.15
New Mexico                                                            3              597,178.22                 0.13
Oklahoma                                                              4              513,496.76                 0.11
New Hampshire                                                         2              394,392.92                 0.09
Alaska                                                                2              314,610.55                 0.07
District of Columbia                                                  1              304,555.74                 0.07
Iowa                                                                  2              294,750.00                 0.07
Kentucky                                                              2              264,000.00                 0.06
Arkansas                                                              1              161,250.00                 0.04
Maine                                                                 1              133,600.00                 0.03
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================




                                                                                                                        29

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                    Group 2 Initial Mortgage Loan Statistics
                             As of the Cut-off Date

Total Current Balance:                         $438,194,584
Number Of Loans:                                        910

                                                                                       Minimum                   Maximum
Average Current Balance:                           $481,533                            $332,985                $3,000,000
Average Original Balance:                          $482,103                            $333,750                $3,000,000

Weighted Average Current Mortgage Rate:               2.522  %                            1.250  %                  5.963  %
Weighted Average Gross Margin:                        3.030  %                            2.100  %                  4.500  %
Weighted Average Maximum Mortgage Rate:               9.933  %                            8.950  %                  9.950  %

Weighted Average Original Ltv Ratio:                  72.39  %                            23.63  %                  95.00  %

Weighted Average Negative Amortization Limit:        110.00  %                           110.00  %                 110.00  %
Weighted Average Payment Cap:                          7.50  %                             7.50  %                   7.50  %
Weighted Average Recast Frequency:                       60                                  60                        60

Weighted Average Credit Score:                          707                                 620                       817

Weighted Average Original Term:                         360  months                         360  months               360  months
Weighted Average Remaining Term:                        360  months                         351  months               360  months

Weighted Average Months To Roll:                          1  months                           1  months                 1  months
Weighted Average Rate Adjustment Frequency:               1  months                           1  months                 1  months


First Payment Date:                                                               Jan 01, 2004                Oct 01, 2004
Maturity Date:                                                                    Dec 01, 2033                Sep 01, 2034

Top State Concentrations($):                    62.85 %  California,  6.43 %  Florida,  5.54 %  New Jersey
Maximum Zip Code Concentration($):                1.23 %  92037







                                                                                                                        30

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
INDEX:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
MTA                                                                  910          438,194,583.68               100.00
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
CURRENT BALANCE ($):                                      Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
   332,985  -   350,000                                               89           30,427,513.11                 6.94
   350,001  -   400,000                                              233           87,824,610.01                20.04
   400,001  -   450,000                                              170           72,184,463.92                16.47
   450,001  -   500,000                                              130           62,385,039.88                14.24
   500,001  -   550,000                                               79           41,398,204.93                 9.45
   550,001  -   600,000                                               71           40,706,479.77                 9.29
   600,001  -   650,000                                               66           42,158,320.46                 9.62
   650,001  -   700,000                                               21           14,453,944.26                 3.30
   700,001  -   750,000                                               15           10,925,454.44                 2.49
   750,001  -   800,000                                                9            7,053,941.93                 1.61
   800,001  -   850,000                                                6            4,944,854.24                 1.13
   850,001  -   900,000                                                4            3,528,198.85                 0.81
   900,001  -   950,000                                                3            2,809,500.00                 0.64
   950,001  - 1,000,000                                                7            6,953,207.62                 1.59
 1,000,001  - 1,050,000                                                1            1,050,000.00                 0.24
 1,050,001  - 1,100,000                                                2            2,183,000.00                 0.50
 1,250,001  - 1,300,000                                                1            1,294,040.69                 0.30
 1,400,001  - 1,450,000                                                1            1,433,209.19                 0.33
 1,450,001  - 1,500,000                                                1            1,480,600.38                 0.34
 2,950,001  - 3,000,000                                                1            3,000,000.00                 0.68
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================









                                                                                                                        31

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
CURRENT MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
  1.250  -  1.250                                                    535          257,320,744.00                58.72
  2.001  -  2.250                                                     29           11,415,903.00                 2.61
  3.501  -  3.750                                                      4            3,014,079.33                 0.69
  3.751  -  4.000                                                     51           27,285,164.76                 6.23
  4.001  -  4.250                                                     54           26,061,888.35                 5.95
  4.251  -  4.500                                                     48           23,367,566.02                 5.33
  4.501  -  4.750                                                     74           35,493,088.49                 8.10
  4.751  -  5.000                                                     91           41,951,809.25                 9.57
  5.001  -  5.250                                                     15            7,060,333.82                 1.61
  5.251  -  5.500                                                      7            4,277,555.60                 0.98
  5.501  -  5.750                                                      1              497,984.88                 0.11
  5.751  -  5.963                                                      1              448,466.18                 0.10
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
ORIGINAL TERM (Months):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
 360                                                                 910          438,194,583.68               100.00
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
REMAINING TERM
(Months):                                                 Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
 351                                                                   1              336,705.07                 0.08
 354                                                                   2              825,127.84                 0.19
 357                                                                   6            2,692,091.41                 0.61
 358                                                                  12            7,211,640.91                 1.65
 359                                                                 325          158,392,371.45                36.15
 360                                                                 564          268,736,647.00                61.33
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================





                                                                                                                        32

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
PROPERTY TYPE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
Single Family                                                        591          284,519,754.30                64.93

PUD                                                                  228          111,848,112.64                25.52

Condominium                                                           70           30,718,698.43                 7.01

Two-Four Family                                                       11            6,268,761.56                 1.43

Townhouse                                                             10            4,839,256.75                 1.10
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
PURPOSE CODE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
Cash Out Refinance                                                   404          190,948,704.72                43.58

Purchase                                                             367          179,241,014.97                40.90

Rate/Term Refinance                                                  139           68,004,863.99                15.52
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance        Outstanding as
                                                               Number of       Outstanding as of                   of
OCCUPANCY:                                                Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
Primary                                                              872          421,626,574.36                96.22

Investor                                                              24           10,161,075.03                 2.32

Second Home                                                           14            6,406,934.29                 1.46
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
DOCUMENTATION:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
Stated Documentation                                                 574          282,559,543.50                64.48

Full/Alternate                                                       200           96,596,899.88                22.04

No Income / No Asset                                                 109           47,487,112.60                10.84

Fast Forward                                                          23           10,004,932.58                 2.28

Limited Documentation                                                  4            1,546,095.12                 0.35
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================








                                                                                                                        33

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
SILENT SECOND:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
No Silent Second                                                     715          344,356,109.14                78.59

Silent Second                                                        195           93,838,474.54                21.41
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
GROSS MARGIN (%):                                         Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
  2.100  -  2.250                                                     14            8,584,979.33                 1.96
  2.251  -  2.500                                                     93           51,081,589.76                11.66
  2.501  -  2.750                                                    156           74,313,193.35                16.96
  2.751  -  3.000                                                    128           61,083,551.02                13.94
  3.001  -  3.250                                                    196           95,394,322.49                21.77
  3.251  -  3.500                                                    259          116,982,181.25                26.70
  3.501  -  3.750                                                     47           21,410,942.35                 4.89
  3.751  -  4.000                                                     15            8,397,373.07                 1.92
  4.001  -  4.250                                                      1              497,984.88                 0.11
  4.251  -  4.500                                                      1              448,466.18                 0.10
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
MAXIMUM MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
  8.950  -  9.000                                                     15            7,442,934.05                 1.70
  9.751  -  9.950                                                    895          430,751,649.63                98.30
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================






                                                                                                                        34

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
ORIGINAL LTV RATIO (%):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
  23.63  -  25.00                                                      2              947,627.78                 0.22
  25.01  -  30.00                                                      1              548,740.04                 0.13
  30.01  -  35.00                                                      2              834,360.30                 0.19
  35.01  -  40.00                                                      4            4,592,371.21                 1.05
  40.01  -  45.00                                                      6            3,226,476.15                 0.74
  45.01  -  50.00                                                     15            7,137,132.02                 1.63
  50.01  -  55.00                                                     25           12,491,231.96                 2.85
  55.01  -  60.00                                                     31           16,539,343.81                 3.77
  60.01  -  65.00                                                     63           33,553,017.27                 7.66
  65.01  -  70.00                                                    107           58,660,848.77                13.39
  70.01  -  75.00                                                    268          123,853,899.79                28.26
  75.01  -  80.00                                                    357          163,955,843.89                37.42
  80.01  -  85.00                                                     14            5,882,604.88                 1.34
  85.01  -  90.00                                                      6            2,699,732.65                 0.62
  90.01  -  95.00                                                      9            3,271,353.16                 0.75
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
CREDIT SCORE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
 N/A                                                                   2              878,176.00                 0.20
 620  - 625                                                           10            5,037,013.04                 1.15
 626  - 650                                                          108           49,264,898.79                11.24
 651  - 675                                                          144           69,571,141.66                15.88
 676  - 700                                                          184           89,500,597.59                20.42
 701  - 725                                                          155           74,699,311.88                17.05
 726  - 750                                                          119           58,478,967.29                13.35
 751  - 775                                                          113           56,224,616.91                12.83
 776  - 800                                                           65           29,828,088.12                 6.81
 801  - 817                                                           10            4,711,772.40                 1.08
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================








                                                                                                                        35

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
PREPAY PENALTY TERM (Months):                             Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
  N/A                                                                 82           43,029,335.34                 9.82
  12                                                                 181           92,710,829.16                21.16
  24                                                                   4            1,960,000.00                 0.45
  36                                                                 643          300,494,419.18                68.58
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================










                                                                                                                        36

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets,
    Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                        % of Group II
                                                                                                            Principal
                                                                                                              Balance
                                                                               Principal Balance       Outstanding as
                                                               Number of       Outstanding as of                   of
STATE:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
---------------------------------------------------    ------------------    --------------------    -----------------
California                                                           568          275,395,992.81                62.85
Florida                                                               57           28,164,925.85                 6.43
New Jersey                                                            50           24,268,547.06                 5.54
New York                                                              30           13,726,003.76                 3.13
Virginia                                                              30           13,191,658.96                 3.01
Maryland                                                              20            9,443,978.60                 2.16
Illinois                                                              17            8,012,288.11                 1.83
Colorado                                                              16            7,772,825.41                 1.77
Nevada                                                                16            7,391,119.11                 1.69
Massachusetts                                                          8            3,600,781.86                 0.82
Minnesota                                                              8            3,568,418.98                 0.81
Arizona                                                                6            3,461,972.27                 0.79
Connecticut                                                            7            3,250,509.25                 0.74
South Carolina                                                         6            3,026,909.46                 0.69
Ohio                                                                   6            2,824,146.02                 0.64
Texas                                                                  7            2,798,276.93                 0.64
Michigan                                                               6            2,782,431.84                 0.63
Washington                                                             6            2,643,500.13                 0.60
Hawaii                                                                 4            2,580,586.41                 0.59
Missouri                                                               5            2,522,831.70                 0.58
Pennsylvania                                                           5            2,366,940.11                 0.54
Oregon                                                                 6            2,297,506.09                 0.52
Delaware                                                               4            2,026,400.00                 0.46
Tennessee                                                              4            1,705,278.13                 0.39
Georgia                                                                3            1,692,000.00                 0.39
Louisiana                                                              3            1,634,955.37                 0.37
District of Columbia                                                   2            1,077,625.49                 0.25
Kentucky                                                               2              902,000.00                 0.21
North Carolina                                                         1              706,300.00                 0.16
Kansas                                                                 1              667,000.00                 0.15
Idaho                                                                  1              633,750.00                 0.14
Indiana                                                                1              483,290.31                 0.11
Montana                                                                1              441,000.00                 0.10
Wisconsin                                                              1              400,000.00                 0.09
Alabama                                                                1              399,083.66                 0.09
Nebraska                                                               1              333,750.00                 0.08
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================







                                                                                                                        37

                     [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

                   IndyMac INDX Mortgage Loan Trust 2004-AR8
              Mortgage Pass-Through Certificates, Series 2004-AR8





                        Preliminary Marketing Materials




                          $714,139,000 (Approximate)






                               IndyMac MBS, Inc.
                                   Depositor


                      [GRAPHIC OMITTED] IndyMac Bank(R)

                          Seller and Master Servicer




                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL
                                  Underwriter


                              Contact Information



RBS Greenwich Capital

----------------------------------------------------------------------------------------------------------------------------------
Trading                                           Banking                                     Structuring
-------                                           -------                                     -----------
----------------------------------------------------------------------------------------------------------------------------------
Name/Email                 Phone               Name/Email           Phone                Name/Email                Phone
----------------------------------------------------------------------------------------------------------------------------------
Ron Weibye                 (203) 625-6160      Prue Larocca         (203) 625-3868       Stu Kronick               (203) 625-6160
weibyer@gcm.com                                laroccp@gcm.com                           stuart.kronick@gcm.com
---------------                                ---------------

----------------------------------------------------------------------------------------------------------------------------------
Johan Eveland              (203) 625-6160      Vinu Phillips        (203) 622-5626
Johan.eveland@gcm.com                          philliv@gcm.com
---------------------                          ---------------

----------------------------------------------------------------------------------------------------------------------------------
                                               Michael McKeever     (203) 618-2237
                                               mckeevm@gcm.com
                                               ---------------
----------------------------------------------------------------------------------------------------------------------------------





Rating Agencies

--------------------------------------------------------------------------------------------------
Standard and Poor's                              Moody's Investor Service
-------------------                              ------------------------
--------------------------------------------------------------------------------------------------
Name/Email                     Phone             Name/Email                       Phone
--------------------------------------------------------------------------------------------------
Victor Bhagat                  (212) 438-1130    Joe Grohotolski                  (212) 553-4619
bhagat@sandp.com                                 joseph.grohotolski@moodys.com
----------------                                 ------------------------------
--------------------------------------------------------------------------------------------------







                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL
                                  Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.


Preliminary Term Sheet                     Date Prepared:  September 10, 2004

                   IndyMac INDX Mortgage Loan Trust 2004-AR8
              Mortgage Pass-Through Certificates, Series 2004-AR8
            $714,139,000 (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans
==================================================================================================================================
                                                                                                                     Expected
              Principal Amount         WAL (Yrs)         Pmt Window (Mths)     Interest                               Ratings
   Class        (Approx) (1)         Call/ Mat(2)           Call/ Mat(2)       Rate Type         Tranche Type       S&P/Moody's
   -----        ------------         ------------           ------------       ---------         ------------       -----------
   1-A-1        $659,957,000                  Not Marketed Hereby              Floater (3)         Senior Floater        AAA/Aaa
   2-A-1        $100,000,000           3.74/4.09            1-117/1-360        Floater (3)         Senior Floater        AAA/Aaa
   2-A-2A       $460,700,000           3.74/4.09            1-117/1-360        Floater (3)      Super Senior Floater     AAA/Aaa
   2-A-2B        $81,342,000           3.74/4.09            1-117/1-360        Floater (3)       Senior Mez Floater      AAA/Aaa
  A-X-1(4)        Notional                N/A                   N/A            Variable             Senior/NAS IO        AAA/Aaa
  A-X-2(5)        Notional                    Not Marketed Hereby              Variable           Senior/WAC IO/PO       AAA/Aaa
    A-R             $100                      Not Marketed Hereby              Variable            Senior/Residual       AAA/Aaa
    B-1         $37,799,000            6.47/7.23            1-117/1-360        Floater (6)       Subordinate Floater      AA/Aa2
    B-2         $20,999,000            6.47/7.23            1-117/1-360        Floater (6)       Subordinate Floater        A/A2
    B-3         $13,299,000            6.47/7.23            1-117/1-360        Floater (6)       Subordinate Floater     BBB/Baa2
----------------------------------------------------------------------------------------------------------------------------------
    B-4          $9,099,000                                                                      Subordinate Floater       BB/Ba2
    B-5         $10,499,000               Privately Offered Certificates                         Subordinate Floater        B/NR
    B-6          $6,305,900                                                                      Subordinate Floater       NR/NR
==================================================================================================================================
   Total       1,400,000,000


(1) Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1, Class 2-A-1, Class 2-A-2A, Class 2-A-2B, Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1, Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

(4) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in April 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.

                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.


(5) The Class A-X-2 Certificates will consist of one interest only component and two principal only components each related to a specific group of Mortgage Loans. The interest only component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-X-2 Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date. The principal only components of the Class A-X-2 Certificates will each have an initial principal balance equal to zero, which principal balance will be increased to the extent of any Net Deferred Interest from the related group of Mortgage Loans allocated to the related principal only component of the Class A-X-2 Certificates, as described herein.

(6) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), and (ii) the related Net WAC Cap.


Depositor:                 IndyMac MBS, Inc.

Lead Underwriter:          Greenwich Capital Markets, Inc.

Co-Manager:                UBS Securities LLC

Seller and Master
Servicer:                  IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:              For each Mortgage Loan in the mortgage pool on the Closing Date, September 1, 2004. For each
                           Mortgage Loan subsequently acquired by the trust with funds from the Pre-Funding Account, the later of the (i) origination date of the Mortgage Loan or (ii) the first of the month in which such Mortgage Loan was acquired.

Expected Pricing Date:     September [10], 2004.

Closing Date:              On or about September 23, 2004.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in October 2004.

Certificates:              The "Senior Certificates" will consist of the Class 1-A-1, Class 2-A-1, Class 2-A-2A,
                           Class  2-A-2B,  Class  A-X-1 and Class  A-X-2  Certificates  (collectively  the "Class A
                           Certificates"),  and Class A-R  Certificate.  The Class B-1, Class B-2, Class B-3, Class
                           B-4,  Class  B-5  and  Class  B-6  Certificates  will  be  referred  to  herein  as  the
                           "Subordinate  Certificates."  The Senior  Certificates and the Subordinate  Certificates
                           are  collectively  referred  to herein as the  "Certificates."  The Class  1-A-1,  Class
                           2-A-1,  Class 2-A-2A,  Class 2-A-2B  Certificates  and the Subordinate  Certificates are
                           referred to herein as the "LIBOR  Certificates".  The Senior  Certificates and the Class
                           B-1,  Class  B-2 and Class  B-3  Certificates  (the  "Offered  Certificates")  are being offered publicly.


                                                                                                                 3


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class A-X-1 and Class
                           A-X-2 will include [22] days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the Class 1-A-1,  Class 2-A-1,  Class 2-A-2A and  Class  2-A-2B  Certificates  for a  given  Distribution  Date  will  be the  period beginning with the prior  Distribution  Date (or, in the case of the first  Distribution
                           Date,  the Closing  Date) and ending on the day prior to such  Distribution  Date (on an
                           Actual/360   basis).The   interest  accrual  period  with  respect  to  the  Subordinate
                           Certificates  for a given  Distribution  Date will be the period beginning with the 25th day of the  month  prior  to  such  Distribution  Date  (or in  the  case  of the  first
                           Distribution  Date,  the  Closing  Date) and ending on the 24th day of the month of such
                           Distribution  Date (on a 30/360 basis).  The interest  accrual period for the Class A-R,
                           Class  A-X-1 and Class  A-X-2  Certificates  will be the  calendar  month  prior to such
                           Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A Certificates and Subordinate Certificates
                           will be treated as REMIC regular interests for federal tax income purposes. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are
                           expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3
                           Certificates could give rise to a transaction prohibited or not otherwise permissible under
                           ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be
                           ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                           "Optional Call Date").

Pricing Prepayment
Speed:                     The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.




                                                                                                                 4


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and
                           (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to
                           Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the
                           Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.


Initial Mortgage Loans:    The "Group 1 Initial Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years.
                           The "Group 2 Initial Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Initial Mortgage Loans and the Group 2 Initial Mortgage Loans
                           are collectively referred to herein as the "Initial Mortgage Loans".

                           The aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date is
                           expected to be at least approximately $1,101,863,136. The aggregate principal balance of the
                           Group 1 Initial Mortgage Loans as of the Cut-off Date is expected to be at least approximately $552,950,331. The aggregate principal balance of the Group 2 Initial Mortgage
                           Loans as of the Cut-off Date is expected to be at least approximately $548,912,805.

Pre-Funding Account:       An account (the "Pre-Funding  Account") will be established on the Closing Date into which up to approximately $298,136,864 will be deposited, of which up to approximately (i)
                           $156,681,234 will be used to purchase subsequent conforming balance mortgage loans (the
                           "Group I Subsequent Mortgage Loans") and (ii) $141,455,630 will be used to purchase subsequent conforming and non-conforming adjustable-rate mortgage loans, the "Group II
                           Subsequent Mortgage Loans"). The Group I Subsequent Mortgage Loans and the Group II
                           Subsequent Mortgage Loans are collectively referred to herein as the "Subsequent Mortgage
                           Loans". During the period from the Closing Date to and including December 20, 2004 (the
                           "Pre-Funding Period"), the amounts on deposit in the Pre-Funding Account will be used to purchase Subsequent Mortgage Loans having similar characteristics to the related Initial
                           Mortgage Loans (with any unused portion of such deposit amount to be distributed as a payment of principal of the related Offered Certificates on the Distribution Date immediately following such date). The Initial Mortgage Loans and the Subsequent Mortgage Loans are
                           collectively referred to herein as the "Mortgage Loans".

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.00]%
                           total subordination.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the
                           Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [4.30]%
                           total subordination.





                                                                                                                 5


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the
                           Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the
                           Class B-4, Class B-5 and Class B-6 Certificates, initially [1.85]% total subordination.



Shifting Interest:         Until the Distribution Date occurring in October 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           --------                                        ----------------------------------
                           October 2004 - September 2014                      0% Pro Rata Share
                           October 2014 - September 2015                     30% Pro Rata Share
                           October 2015 - September 2016                     40% Pro Rata Share
                           October 2016 - September 2017                     60% Pro Rata Share
                           October 2017 - September 2018                     80% Pro Rata Share
                           October 2018 and after                           100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in October 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in October 2007, the
                           Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.


                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                           Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage related to the loan group
                           (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing
                           Date, divided by the aggregate principal balance of the related Mortgage Loans as of the
                           Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.



                                                                                                                 6


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




Allocation of
Realized Losses:           Any realized losses [(inclusive of bankruptcy, special hazard and fraud losses)] on the Mortgage Loans will be allocated as follows:  first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates
                           (other than the Class A-X-1 Certificates) as follows:
                                (a)  any realized losses remaining on the Group 1 Mortgage Loans to the Class 1-A-1
                                     Certificates and the group 1 principal only component of the Class A-X-2
                                     Certificates, on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero.
                                (b)  Any realized losses remaining on the Group 2 Mortgage Loans pro rata, to the Class
                                     2-A-1, Class 2-A-2A Certificates, Class 2-A-2B Certificates and the group 2 principal only component of the Class A-X-2 Certificates until the related class principal balance or component principal balance has been reduced to zero, provided however that the Class 2-A-2A Certificates' pro rata allocation of realized losses will first be allocated to the Class 2-A-2B Certificates until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans less (y) the Certificate
                           Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 1-A-1
                           Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates is equal to
                           (x) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans less (y) the
                           Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to
                           (i) the notional balance of the group 2 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class
                           2-A-1, Class 2-A-2A and Class 2-A-2B Certificates immediately prior to such Distribution
                           Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of (x)
                           the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans and (y) the
                           weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans, in each case weighted by the related group subordinate component principal balance, in each case adjusted for the related interest accrual period.


                                                                                                                 7


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



Carryover Shortfall
Amount:                    The LIBOR  Certificates  will be entitled  to the payment of an amount  equal to the sum of (i) the excess,  if any, of (a) interest  accrued at the  Certificate  Interest  Rate for such  Class  (without  giving  effect  to the Net WAC Cap)  over (b) the  amount  of interest  actually  accrued on such Class and (ii) the unpaid portion of any such excess from previous  Distribution Dates (and any interest thereon at the Certificate  Interest
                           Rate  for  such  Class  without  giving  effect  to the  Net  WAC  Cap)  (together,  the
                           "Carryover  Shortfall Amount").  The Carryover Shortfall Amount will be paid only to the extent of interest otherwise  distributable to the Class A-X-2  Certificates  (after the reduction due to Net Deferred  Interest  allocable to the Class A-X-2  Certificates) and additionally  only in the case of the Class 1-A-1,  Class 2-A-1,  Class 2-A-2A and Class
                           2-A-2B  Certificates,  amounts available from the related Yield  Maintenance  Agreement, on such Distribution Date or future Distribution Dates.


Adjusted Cap Rate:         The "Adjusted Cap Rate" for the Class 1-A-1 Certificates and for any Distribution Date
                           equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per annum rate equal to:
                           (i) the product of (a) the Net Deferred Interest for the Group 1 Mortgage Loans for such
                           Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1
                           Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates and
                           for any Distribution Date equals the related Net WAC Cap computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans by a
                           per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 2
                           Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Subordinate Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans by a per
                           annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group 1
                           Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date and (B) weighted average of the Net Mortgage Rates of the Group 2
                           Mortgage Loans by a per annum rate equal to: (I) the product of (a) the Net Deferred Interest for the Group 2 Mortgage Loans for such Distribution Date, and (b) 12, divided by (II) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Rate Cap" for the Class A-X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans
                           for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and
                           (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-1 and Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for "Net
                           WAC Cap" in the definition of pass-through rate for each of the Class A-R, Class 1-A-1, Class
                           2-A-1, Class 2-A-2A, Class 2-A-2B and Subordinate Certificates.





                                                                                                                 8


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date is the excess, if any, of
                           Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date.




                                                                                                                 9


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.




Class A-X-1 Notional
Balance Schedules:
                             ---------------------------------------------------------------------
                                                        Group 1 Component     Group 2 Component
                                               Period   Notional Balance      Notional Balance
                             ---------------------------------------------------------------------
                                                    1     $659,957,000          $642,042,000
                                                    2     $633,634,250          $616,435,916
                                                    3     $609,656,522          $593,026,286
                                                    4     $586,521,646          $570,442,320
                                                    5     $564,200,002          $548,654,927
                                                    6     $542,663,013          $527,636,032
                                                    7     $521,883,104          $507,358,528
                                                    8     $501,833,666          $487,796,308
                                                    9     $482,489,011          $468,924,162
                                                   10     $463,824,370          $450,717,703
                                                   11     $445,815,732          $433,153,374
                                                   12     $428,437,051          $416,205,213
                                                   13     $411,577,018          $399,770,010
                                                   14     $395,312,777          $383,917,510
                                                   15     $379,623,296          $368,627,089
                                                   16     $364,488,290          $353,878,851
                                                   17     $349,888,185          $339,653,606
                                                   18     $335,804,103          $325,932,840
                                                   19     $322,217,828          $312,698,696
                                                   20     $309,111,789          $299,933,949
                                                   21     $296,469,035          $287,621,984
                                                   22     $285,136,655          $276,587,615
                                                   23     $274,219,784          $265,959,180
                                                   24     $263,703,479          $255,722,038
                                                   25     $253,513,596          $245,807,934
                                                   26     $243,700,133          $236,261,201
                                                   27     $234,249,475          $227,068,514
                                                   28     $225,148,496          $218,217,030
                                                   29     $216,384,540          $209,694,362
                                                   30     $207,945,402          $201,488,571
                                                   31     $199,819,317          $193,588,147
                                                   32     $191,994,939          $185,981,991
                                                   33     $184,461,330          $178,659,404
                                                   34     $177,207,942          $171,610,071
                                                   35     $170,224,608          $164,824,047
                                                   36     $163,501,522          $158,291,746
                                                   37     $156,992,147          $151,970,288
                                                   38     $151,378,002          $146,518,214
                                                   39     $145,964,287          $141,261,340
                                                   40     $140,743,858          $136,192,689
                                                   41     $135,709,824          $131,305,535
                                                   42     $130,855,540          $126,593,389
                                    43 and thereafter          $0                    $0
                             ---------------------------------------------------------------------








                                                                                                                 10


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into a "Yield Maintenance Agreement", or
                           "YMA", with a counterparty (the "Counterparty") for the benefit of each of the Class
                           1-A-1, Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates. The notional balance of the YMA for any Distribution Date and the (i) Class 1-A-1 Certificates and (ii) the
                           Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates is subject to a maximum equal to the aggregate principal balance of (i) the Class 1-A-1 Certificates or (ii) the
                           Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates, respectively immediately prior to such Distribution Date.  The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds
                           10.50% in the case of the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates.
                           Each Yield Maintenance Agreement will terminate after the Distribution Date in January
                           2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the (i) Class 1-A-1 Certificates or (ii) Class
                           2-A-1, Class 2-A-2A or Class 2-A-2B Certificates (allocated pro rata based on class principal balance), as applicable.





                                                                                                                 11


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

This information is furnished to you solely by Greenwich Capital Markets, Inc.
 and not by the issuer of the securities or any of its affiliates. Greenwich
  Capital Markets, Inc. is acting as Underwriter and not acting as
         Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the
                    Prospectus and Prospectus Supplement.



Certificates Priority of
Distributions:                 Available  funds from the Mortgage Loans will be distributed in the following  order of priority:
                               1)  Senior Certificates, accrued and unpaid interest, at the related Certificate
                                   Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount below (after giving effect to any Net Deferred Interest amount allocated to the interest only component of the Class A-X-2 Certificates);
                               2)
                                   a)  from the Group 1 Mortgage Loans, to the Class A-R Certificates, Class 1-A-1
                                       Certificates and group 1 principal-only component of the Class A-X-2
                                       Certificates, sequentially, until the principal balance of such Class (or the related principal only component in the case of the Class A-X-2 Certificates) has been reduced to zero, up to the principal allocable for such classes;
                                   b)  from the Group 2 Mortgage Loans, first, pro-rata to the Class 2-A-1, Class
                                       2-A-2A and Class 2-A-2B Certificates, until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 principal-only component of the Class A-X-2 Certificates, until the principal balance of the related principal only component of the Class A-X-2 Certificates has been reduced to zero, up to the principal allocable for such classes;
                               3)  Class 1-A-1, Class 2-A-1, Class 2-A-2A, Class 2-A-2B and Subordinate Certificates
                                   (on a pro rata basis), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class 1-A-1,
                                   Class 2-A-1, Class 2-A-2A or Class 2-A-2B Certificates) solely from amounts otherwise distributable with respect to the Class A-X-2 Certificates;
                               4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate
                                   Interest Rate;
                               5)  Class B-1 Certificates, principal allocable to such Class;
                               6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate
                                   Interest Rate;
                               7)  Class B-2 Certificates, principal allocable to such Class;
                               8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate
                                   Interest Rate;
                               9)  Class B-3 Certificates, principal allocable to such Class;
                               10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                               11) Class A-R Certificate, any remaining amount.
                            *  The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of
                               Certificates on such Distribution Date.

                            ** Under certain limited circumstances such as when (i) the aggregate principal balance of the
                               Class A Certificates and principal only component related to a group have been reduced to zero or
                               (ii) the aggregate principal balance of the Class A Certificates and principal only component related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and principal only component.


                                                                                                                 12


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Effective Net WAC Cap(1)(2)


The Effective Net WAC Cap for the Class 2-A-1, Class 2-A-2A and Class 2-A-2B Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2) Assumes proceeds from the related Yield Maintenance Agreement are included.


                                                                            14


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                                             Weighted Average Life Tables


       Class 2-A-1 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.08             4.97            3.74             2.38            1.67
        MDUR (yr)                    6.23             4.51            3.47             2.26            1.61
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 210             153              117              76              54
       ----------------------------------------------------------------------------------------------------------

       Class 2-A-1 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.50             5.37            4.09             2.62            1.83
        MDUR (yr)                    6.50             4.80            3.73             2.45            1.75
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------

       Class 2-A-2A To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.08             4.97            3.74             2.38            1.67
        MDUR (yr)                    6.23             4.51            3.47             2.26            1.61
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 210             153              117              76              54
       ----------------------------------------------------------------------------------------------------------

       Class 2-A-2A To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.50             5.37            4.09             2.62            1.83
        MDUR (yr)                    6.50             4.80            3.73             2.46            1.75
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------




                                                                            15


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                                          Weighted Average Life Tables



       Class 2-A-2B To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.08             4.97            3.74             2.38            1.67
        MDUR (yr)                    6.21             4.50            3.46             2.26            1.61
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 210             153              117              76              54
       ----------------------------------------------------------------------------------------------------------


       Class 2-A-2B To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.50             5.37            4.09             2.62            1.83
        MDUR (yr)                    6.48             4.79            3.72             2.45            1.75
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------


       Class B-1 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                   10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                    11.92            8.53            6.47             4.52            3.43
        MDUR (yr)                   10.14            7.56            5.89             4.23            3.25
        First Prin Pay                1               1                1               1               1
        Last Prin Pay                210             153              117              76              54
       ----------------------------------------------------------------------------------------------------------

       Class B-1 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                   10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                    12.84            9.42            7.23             5.16            4.01
        MDUR (yr)                   10.71            8.17            6.44             4.74            3.75
        First Prin Pay                1               1                1               1               1
        Last Prin Pay                360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------




                                                                            16


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   This information is furnished to you solely by Greenwich Capital Markets,
    Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                                            Weighted Average Life Tables (1)



       Class B-2 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     11.92            8.53            6.47             4.52            3.43
        MDUR (yr)                    9.88             7.41            5.79             4.18            3.22
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 210             153              117              76              54
       ----------------------------------------------------------------------------------------------------------


       Class B-2 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     12.84            9.42            7.23             5.16            4.01
        MDUR (yr)                    10.40            7.99            6.33             4.68            3.71
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------



       Class B-3 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     11.92            8.53            6.47             4.52            3.43
        MDUR (yr)                    9.61             7.24            5.68             4.11            3.17
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 210             153              117              76              54
       ----------------------------------------------------------------------------------------------------------

       Class B-3 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     12.84            9.42            7.23             5.16            4.01
        MDUR (yr)                    10.08            7.76            6.16             4.57            3.62
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------




                                                                            17


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                            Initial Mortgage Loan Statistics
                                                 As of the Cut-off Date

Total Current Balance:                           $888,615,971
Number Of Loans:                                        3,082

                                                                                     Minimum                   Maximum

Average Current Balance:                             $288,324                        $49,885                $3,000,000
Average Original Balance:                            $288,614                        $50,000                $3,000,000

Weighted Average Current Mortgage Rate:                 2.486  %                       1.250  %                  5.963  %
Weighted Average Gross Margin:                          3.106  %                       2.100  %                  4.500  %
Weighted Average Maximum Mortgage Rate:                 9.937  %                       8.950  %                  9.950  %

Weighted Average Original Ltv Ratio:                    72.28  %                        7.80  %                  95.00  %

Weighted Average Negative Amortization Limit:          110.00  %                      110.00  %                 110.00  %
Weighted Average Payment Cap:                            7.50  %                        7.50  %                   7.50  %
Weighted Average Recast Frequency:                         60                             60                        60

Weighted Average Credit Score:                            708                            620                       818

Weighted Average Original Term:                           360  months                    360  months               360  months
Weighted Average Remaining Term:                          360  months                    351  months               360  months

Weighted Average Months To Roll:                            1  months                      1  months                 1  months
Weighted Average Rate Adjustment Frequency:                 1  months                      1  months                 1  months

First Payment Date:                                                        Jan 01, 2004                Oct 01, 2004
Maturity Date:                                                             Dec 01, 2033                Sep 01, 2034

Top State Concentrations ($):                      49.84 %  California,  9.27 %  Florida,  6.89 %  New Jersey
Maximum Zip Code Concentration ($):                0.64 % 92037




                                                                            18


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                       % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
INDEX:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
                                                                   3,082          888,615,971.36               100.00
MTA
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CURRENT BALANCE ($):                                      Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
    49,885  -    50,000                                                7              349,788.08                 0.04
    50,001  -   100,000                                              167           13,605,744.40                 1.53
   100,001  -   150,000                                              369           47,428,379.65                 5.34
   150,001  -   200,000                                              495           87,816,575.38                 9.88
   200,001  -   250,000                                              480          108,045,985.69                12.16
   250,001  -   300,000                                              396          109,151,111.24                12.28
   300,001  -   350,000                                              323          104,748,460.11                11.79
   350,001  -   400,000                                              245           92,369,894.31                10.39
   400,001  -   450,000                                              180           76,391,071.33                 8.60
   450,001  -   500,000                                              132           63,336,004.41                 7.13
   500,001  -   550,000                                               79           41,398,204.93                 4.66
   550,001  -   600,000                                               71           40,706,479.77                 4.58
   600,001  -   650,000                                               66           42,158,320.46                 4.74
   650,001  -   700,000                                               21           14,453,944.26                 1.63
   700,001  -   750,000                                               15           10,925,454.44                 1.23
   750,001  -   800,000                                                9            7,053,941.93                 0.79
   800,001  -   850,000                                                6            4,944,854.24                 0.56
   850,001  -   900,000                                                4            3,528,198.85                 0.40
   900,001  -   950,000                                                3            2,809,500.00                 0.32
   950,001  - 1,000,000                                                7            6,953,207.62                 0.78
 1,000,001  - 1,050,000                                                1            1,050,000.00                 0.12
 1,050,001  - 1,100,000                                                2            2,183,000.00                 0.25
 1,250,001  - 1,300,000                                                1            1,294,040.69                 0.15
 1,400,001  - 1,450,000                                                1            1,433,209.19                 0.16
 1,450,001  - 1,500,000                                                1            1,480,600.38                 0.17
 2,950,001  - 3,000,000                                                1            3,000,000.00                 0.34
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            19


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CURRENT MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  1.250  -  1.250                                                  1,801          523,104,640.00                58.87
  2.001  -  2.250                                                    224           46,266,129.00                 5.21
  3.501  -  3.750                                                      5            3,273,483.71                 0.37
  3.751  -  4.000                                                     75           32,802,630.12                 3.69
  4.001  -  4.250                                                    123           41,212,073.79                 4.64
  4.251  -  4.500                                                    152           45,478,009.13                 5.12
  4.501  -  4.750                                                    277           77,688,115.94                 8.74
  4.751  -  5.000                                                    328           92,949,240.59                10.46
  5.001  -  5.250                                                     71           18,361,523.80                 2.07
  5.251  -  5.500                                                     24            6,533,674.22                 0.74
  5.501  -  5.750                                                      1              497,984.88                 0.06
  5.751  -  5.963                                                      1              448,466.18                 0.05
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
ORIGINAL TERM (Months):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 360                                                               3,082          888,615,971.36               100.00
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
REMAINING TERM (Months):                                  Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 351                                                                   1              336,705.07                 0.04
 354                                                                   2              825,127.84                 0.09
 355                                                                   1              236,509.11                 0.03
 356                                                                   6            1,027,856.67                 0.12
 357                                                                  13            3,891,543.44                 0.44
 358                                                                  45           13,557,072.15                 1.53
 359                                                                 989          299,370,388.08                33.69
 360                                                               2,025          569,370,769.00                64.07
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            20


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PROPERTY TYPE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Single Family                                                      1,970          566,986,880.97                63.81
PUD                                                                  606          194,358,786.17                21.87
Condominium                                                          344           82,792,445.20                 9.32
Two-Four Family                                                      119           33,145,589.06                 3.73
Townhouse                                                             43           11,332,269.96                 1.28
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PURPOSE CODE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Cash Out Refinance                                                 1,499          422,817,523.98                47.58
Purchase                                                             987          312,095,401.16                35.12
Rate/Term Refinance                                                  596          153,703,046.22                17.30
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
OCCUPANCY:                                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Primary                                                            2,785          826,639,324.65                93.03
Investor                                                             200           39,889,067.47                 4.49
Second Home                                                           97           22,087,579.24                 2.49
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
DOCUMENTATION:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Stated Documentation                                               1,596          504,791,498.05                56.81
Full/Alternate                                                       988          249,180,966.95                28.04
No Income/No Asset                                                   420          113,107,041.43                12.73
Fast Forward                                                          65           18,279,222.13                 2.06
Limited Documentation                                                 13            3,257,242.80                 0.37
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            21


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
SILENT SECOND:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
No Silent Second                                                   2,495          710,538,281.77                79.96
Silent Second                                                        587          178,077,689.59                20.04
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
GROSS MARGIN (%):                                         Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  2.100  -  2.250                                                     19            9,662,775.71                 1.09
  2.251  -  2.500                                                    164           66,666,582.12                 7.50
  2.501  -  2.750                                                    350          117,453,400.79                13.22
  2.751  -  3.000                                                    426          123,699,505.13                13.92
  3.001  -  3.250                                                    803          216,997,462.94                24.42
  3.251  -  3.500                                                  1,032          281,138,819.72                31.64
  3.501  -  3.750                                                    226           57,619,405.20                 6.48
  3.751  -  4.000                                                     50           13,328,990.69                 1.50
  4.001  -  4.250                                                     10            1,424,562.88                 0.16
  4.251  -  4.500                                                      2              624,466.18                 0.07
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
MAXIMUM MORTGAGE RATE(%):                                 Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  8.950  -  9.000                                                     36           11,978,195.96                 1.35
  9.751  -  9.950                                                  3,046          876,637,775.40                98.65
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            22


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV RATIO (%):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
   7.80  -  10.00                                                      1               54,874.00                 0.01
  10.01  -  15.00                                                      1               64,500.00                 0.01
  15.01  -  20.00                                                      6              727,404.39                 0.08
  20.01  -  25.00                                                     10            1,808,421.60                 0.20
  25.01  -  30.00                                                     20            3,240,978.53                 0.36
  30.01  -  35.00                                                     18            3,218,587.23                 0.36
  35.01  -  40.00                                                     31            9,119,632.05                 1.03
  40.01  -  45.00                                                     35            9,028,100.04                 1.02
  45.01  -  50.00                                                     71           17,661,014.63                 1.99
  50.01  -  55.00                                                     88           25,258,134.16                 2.84
  55.01  -  60.00                                                    129           36,807,043.28                 4.14
  60.01  -  65.00                                                    191           60,266,173.81                 6.78
  65.01  -  70.00                                                    365          112,297,755.46                12.64
  70.01  -  75.00                                                    796          239,909,673.12                27.00
  75.01  -  80.00                                                  1,165          332,435,979.38                37.41
  80.01  -  85.00                                                     48           13,224,154.11                 1.49
  85.01  -  90.00                                                     48           10,508,793.46                 1.18
  90.01  -  95.00                                                     59           12,984,752.11                 1.46
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================

                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CREDIT SCORE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 N/A                                                                   9            2,495,740.25                 0.28
 620  - 625                                                           50           13,415,964.96                 1.51
 626  - 650                                                          330           97,618,047.17                10.99
 651  - 675                                                          477          139,335,396.80                15.68
 676  - 700                                                          545          166,104,287.47                18.69
 701  - 725                                                          547          156,571,999.09                17.62
 726  - 750                                                          427          121,044,493.09                13.62
 751  - 775                                                          409          116,333,748.22                13.09
 776  - 800                                                          246           65,300,660.10                 7.35
 801  - 818                                                           42           10,395,634.21                 1.17
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            23


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PREPAY PENALTY TERM (Months):                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  N/A                                                                212           68,908,860.04                 7.75
  12                                                                 334          128,831,090.59                14.50
  24                                                                  12            3,683,555.47                 0.41
  36                                                               2,524          687,192,465.26                77.33
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            24


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                        % of Aggregate
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
STATE:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
California                                                         1,281          442,909,800.31                49.84
Florida                                                              355           82,374,416.78                 9.27
New Jersey                                                           202           61,219,653.35                 6.89
New York                                                              89           28,428,820.90                 3.20
Virginia                                                              88           25,602,962.27                 2.88
Colorado                                                             105           24,238,534.79                 2.73
Nevada                                                                78           21,273,641.88                 2.39
Illinois                                                              72           18,142,251.57                 2.04
Michigan                                                              82           15,282,217.73                 1.72
Arizona                                                               65           14,764,016.27                 1.66
Maryland                                                              43           14,483,588.61                 1.63
Minnesota                                                             62           13,098,016.36                 1.47
Washington                                                            53           11,682,476.80                 1.31
Massachusetts                                                         43           11,428,037.14                 1.29
Ohio                                                                  63           11,236,916.08                 1.26
Texas                                                                 59           11,155,929.83                 1.26
Connecticut                                                           42           10,525,113.22                 1.18
Pennsylvania                                                          42            8,318,332.29                 0.94
Oregon                                                                30            7,108,962.18                 0.80
South Carolina                                                        23            5,398,221.97                 0.61
Hawaii                                                                13            5,260,535.67                 0.59
Missouri                                                              22            4,983,456.44                 0.56
Georgia                                                               19            4,750,614.09                 0.53
Delaware                                                              14            4,338,515.81                 0.49
Rhode Island                                                          17            3,614,832.25                 0.41
Wisconsin                                                             16            2,667,488.99                 0.30
North Carolina                                                        13            2,460,897.12                 0.28
Tennessee                                                              8            2,385,206.95                 0.27
Louisiana                                                              8            2,317,370.51                 0.26
Indiana                                                                8            2,284,489.78                 0.26
Kansas                                                                12            2,241,950.00                 0.25
Utah                                                                   9            1,958,817.21                 0.22
Idaho                                                                  5            1,408,655.06                 0.16
District of Columbia                                                   3            1,382,181.23                 0.16
Nebraska                                                               7            1,319,458.00                 0.15
Montana                                                                5            1,184,208.68                 0.13
Kentucky                                                               4            1,166,000.00                 0.13
Alabama                                                                4            1,118,704.79                 0.13
Wyoming                                                                3              691,400.00                 0.08
New Mexico                                                             3              597,178.22                 0.07
Oklahoma                                                               4              513,496.76                 0.06
New Hampshire                                                          2              394,392.92                 0.04
Alaska                                                                 2              314,610.55                 0.04
Iowa                                                                   2              294,750.00                 0.03
Arkansas                                                               1              161,250.00                 0.02
Maine                                                                  1              133,600.00                 0.02
----------------------------------------------------    -----------------    --------------------    -----------------
Total                                                              3,082          888,615,971.36               100.00
====================================================    =================    ====================    =================



                                                                            25


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                          Group 1 Initial Mortgage Loan Statistics
                                                   As of the Cut-off Date

Total Current Balance:                            $450,421,388
Number Of Loans:                                         2,172

                                                                                      Minimum                   Maximum
Average Current Balance:                               $207,376                       $49,885                  $500,000
Average Original Balance:                              $207,548                       $50,000                  $500,000

Weighted Average Current Mortgage Rate:                   2.451  %                      1.250  %                  5.488  %
Weighted Average Gross Margin:                            3.179  %                      2.200  %                  4.500  %
Weighted Average Maximum Mortgage Rate:                   9.940  %                      8.950  %                  9.950  %

Weighted Average Original Ltv Ratio:                      72.17  %                       7.80  %                  95.00  %

Weighted Average Negative Amortization Limit:            110.00  %                     110.00  %                 110.00  %
Weighted Average Payment Cap:                              7.50  %                       7.50  %                   7.50  %
Weighted Average Recast Frequency:                           60                            60                        60

Weighted Average Credit Score:                              708                           620                       818

Weighted Average Original Term:                             360  months                   360  months               360  months
Weighted Average Remaining Term:                            360  months                   355  months               360  months

Weighted Average Months To Roll:                              1  months                     1  months                 1  months
Weighted Average Rate Adjustment Frequency:                   1  months                     1  months                 1  months

First Payment Date:                                                           May 01, 2004                Oct 01, 2004
Maturity Date:                                                                Apr 01, 2034                Sep 01, 2034

Top State Concentrations ($):                    37.19 %  California,  12.04 %  Florida,  8.20 %  New Jersey
Maximum Zip Code Concentration ($):              0.67 %  33019



                                                                            26


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
INDEX:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
MTA                                                               2,172          450,421,387.68               100.00
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CURRENT BALANCE ($):                                      Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
    49,885  -    50,000                                               7              349,788.08                 0.08
    50,001  -   100,000                                             167           13,605,744.40                 3.02
   100,001  -   150,000                                             369           47,428,379.65                10.53
   150,001  -   200,000                                             495           87,816,575.38                19.50
   200,001  -   250,000                                             480          108,045,985.69                23.99
   250,001  -   300,000                                             396          109,151,111.24                24.23
   300,001  -   350,000                                             234           74,320,947.00                16.50
   350,001  -   400,000                                              12            4,545,284.30                 1.01
   400,001  -   450,000                                              10            4,206,607.41                 0.93
   450,001  -   500,000                                               2              950,964.53                 0.21
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CURRENT MORTGAGE RATE(%):                                 Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  1.250  -  1.250                                                 1,266          265,783,896.00                59.01
  2.001  -  2.250                                                   195           34,850,226.00                 7.74
  3.501  -  3.750                                                     1              259,404.38                 0.06
  3.751  -  4.000                                                    24            5,517,465.36                 1.22
  4.001  -  4.250                                                    69           15,150,185.44                 3.36
  4.251  -  4.500                                                   104           22,110,443.11                 4.91
  4.501  -  4.750                                                   203           42,195,027.45                 9.37
  4.751  -  5.000                                                   237           50,997,431.34                11.32
  5.001  -  5.250                                                    56           11,301,189.98                 2.51
  5.251  -  5.488                                                    17            2,256,118.62                 0.50
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
ORIGINAL TERM (Months):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 360                                                              2,172          450,421,387.68               100.00
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================



                                                                            27


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
REMAINING TERM (Months):                                  Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 355                                                                  1              236,509.11                 0.05
 356                                                                  6            1,027,856.67                 0.23
 357                                                                  7            1,199,452.03                 0.27
 358                                                                 33            6,345,431.24                 1.41
 359                                                                664          140,978,016.63                31.30
 360                                                              1,461          300,634,122.00                66.75
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PROPERTY TYPE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Single Family                                                     1,379          282,467,126.67                62.71
PUD                                                                 378           82,510,673.53                18.32
Condominium                                                         274           52,073,746.77                11.56
Two-Four Family                                                     108           26,876,827.50                 5.97
Townhouse                                                            33            6,493,013.21                 1.44
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PURPOSE CODE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Cash Out Refinance                                                1,095          231,868,819.26                51.48
Purchase                                                            620          132,854,386.19                29.50
Rate/Term Refinance                                                 457           85,698,182.23                19.03
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
OCCUPANCY:                                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Primary                                                           1,913          405,012,750.29                89.92
Investor                                                            176           29,727,992.44                 6.60
Second Home                                                          83           15,680,644.95                 3.48
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================



                                                                            28


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
DOCUMENTATION:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Stated Documentation                                              1,022          222,231,954.55                49.34
Full/Alternate                                                      788          152,584,067.07                33.88
No Income/No Asset                                                  311           65,619,928.83                14.57
Fast Forward                                                         42            8,274,289.55                 1.84
Limited Documentation                                                 9            1,711,147.68                 0.38
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
SILENT SECOND:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
No Silent Second                                                  1,780          366,182,172.63                81.30
Silent Second                                                       392           84,239,215.05                18.70
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
GROSS MARGIN (%):                                         Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  2.200  -  2.250                                                     5            1,077,796.38                 0.24
  2.251  -  2.500                                                    71           15,584,992.36                 3.46
  2.501  -  2.750                                                   194           43,140,207.44                 9.58
  2.751  -  3.000                                                   298           62,615,954.11                13.90
  3.001  -  3.250                                                   607          121,603,140.45                27.00
  3.251  -  3.500                                                   773          164,156,638.47                36.45
  3.501  -  3.750                                                   179           36,208,462.85                 8.04
  3.751  -  4.000                                                    35            4,931,617.62                 1.09
  4.001  -  4.250                                                     9              926,578.00                 0.21
  4.251  -  4.500                                                     1              176,000.00                 0.04
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
MAXIMUM MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  8.950  -  9.000                                                    21            4,535,261.91                 1.01
  9.751  -  9.950                                                 2,151          445,886,125.77                98.99
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================



                                                                            29


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV RATIO (%):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
   7.80  -  10.00                                                     1               54,874.00                 0.01
  10.01  -  15.00                                                     1               64,500.00                 0.01
  15.01  -  20.00                                                     6              727,404.39                 0.16
  20.01  -  25.00                                                     8              860,793.82                 0.19
  25.01  -  30.00                                                    19            2,692,238.49                 0.60
  30.01  -  35.00                                                    16            2,384,226.93                 0.53
  35.01  -  40.00                                                    27            4,527,260.84                 1.01
  40.01  -  45.00                                                    29            5,801,623.89                 1.29
  45.01  -  50.00                                                    56           10,523,882.61                 2.34
  50.01  -  55.00                                                    63           12,766,902.20                 2.83
  55.01  -  60.00                                                    98           20,267,699.47                 4.50
  60.01  -  65.00                                                   128           26,713,156.54                 5.93
  65.01  -  70.00                                                   258           53,636,906.69                11.91
  70.01  -  75.00                                                   528          116,055,773.33                25.77
  75.01  -  80.00                                                   808          168,480,135.49                37.41
  80.01  -  85.00                                                    34            7,341,549.23                 1.63
  85.01  -  90.00                                                    42            7,809,060.81                 1.73
  90.01  -  95.00                                                    50            9,713,398.95                 2.16
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================

                                                                                                        % of Group I
                                                                                                           Principal
                                                                              Principal Balance              Balance
                                                                                                      Outstanding as
                                                              Number of       Outstanding as of                   of
CREDIT SCORE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
--------------------------------------------------    ------------------    --------------------    -----------------
 N/A                                                                  7            1,617,564.25                 0.36
 620  - 625                                                          40            8,378,951.92                 1.86
 626  - 650                                                         222           48,353,148.38                10.74
 651  - 675                                                         333           69,764,255.14                15.49
 676  - 700                                                         361           76,603,689.88                17.01
 701  - 725                                                         392           81,872,687.21                18.18
 726  - 750                                                         308           62,565,525.80                13.89
 751  - 775                                                         296           60,109,131.31                13.35
 776  - 800                                                         181           35,472,571.98                 7.88
 801  - 818                                                          32            5,683,861.81                 1.26
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================



                                                                            30


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PREPAY PENALTY TERM:                                      Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  N/A                                                               130           25,879,524.70                 5.75
  12                                                                153           36,120,261.43                 8.02
  24                                                                  8            1,723,555.47                 0.38
  36                                                              1,881          386,698,046.08                85.85
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================



                                                                            31


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                          % of Group I
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
STATE:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
California                                                          713          167,513,807.50                37.19
Florida                                                             298           54,209,490.93                12.04
New Jersey                                                          152           36,951,106.29                 8.20
Colorado                                                             89           16,465,709.38                 3.66
New York                                                             59           14,702,817.14                 3.26
Nevada                                                               62           13,882,522.77                 3.08
Michigan                                                             76           12,499,785.89                 2.78
Virginia                                                             58           12,411,303.31                 2.76
Arizona                                                              59           11,302,044.00                 2.51
Illinois                                                             55           10,129,963.46                 2.25
Minnesota                                                            54            9,529,597.38                 2.12
Washington                                                           47            9,038,976.67                 2.01
Ohio                                                                 57            8,412,770.06                 1.87
Texas                                                                52            8,357,652.90                 1.86
Massachusetts                                                        35            7,827,255.28                 1.74
Connecticut                                                          35            7,274,603.97                 1.62
Pennsylvania                                                         37            5,951,392.18                 1.32
Maryland                                                             23            5,039,610.01                 1.12
Oregon                                                               24            4,811,456.09                 1.07
Rhode Island                                                         17            3,614,832.25                 0.80
Georgia                                                              16            3,058,614.09                 0.68
Hawaii                                                                9            2,679,949.26                 0.59
Missouri                                                             17            2,460,624.74                 0.55
South Carolina                                                       17            2,371,312.51                 0.53
Delaware                                                             10            2,312,115.81                 0.51
Wisconsin                                                            15            2,267,488.99                 0.50
Utah                                                                  9            1,958,817.21                 0.43
Indiana                                                               7            1,801,199.47                 0.40
North Carolina                                                       12            1,754,597.12                 0.39
Kansas                                                               11            1,574,950.00                 0.35
Nebraska                                                              6              985,708.00                 0.22
Idaho                                                                 4              774,905.06                 0.17
Montana                                                               4              743,208.68                 0.17
Alabama                                                               3              719,621.13                 0.16
Wyoming                                                               3              691,400.00                 0.15
Louisiana                                                             5              682,415.14                 0.15
Tennessee                                                             4              679,928.82                 0.15
New Mexico                                                            3              597,178.22                 0.13
Oklahoma                                                              4              513,496.76                 0.11
New Hampshire                                                         2              394,392.92                 0.09
Alaska                                                                2              314,610.55                 0.07
District of Columbia                                                  1              304,555.74                 0.07
Iowa                                                                  2              294,750.00                 0.07
Kentucky                                                              2              264,000.00                 0.06
Arkansas                                                              1              161,250.00                 0.04
Maine                                                                 1              133,600.00                 0.03
--------------------------------------------------    ------------------    --------------------    -----------------
Total                                                             2,172          450,421,387.68               100.00
==================================================    ==================    ====================    =================



                                                                            32


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                           Group 2 Initial Mortgage Loan Statistics
                                                     As of the Cut-off Date

Total Current Balance:                          $438,194,584
Number Of Loans:                                         910

                                                                                        Minimum                   Maximum
Average Current Balance:                            $481,533                           $332,985                $3,000,000
Average Original Balance:                           $482,103                           $333,750                $3,000,000

Weighted Average Current Mortgage Rate:                2.522  %                           1.250  %                  5.963  %
Weighted Average Gross Margin:                         3.030  %                           2.100  %                  4.500  %
Weighted Average Maximum Mortgage Rate:                9.933  %                           8.950  %                  9.950  %

Weighted Average Original Ltv Ratio:                   72.39  %                           23.63  %                  95.00  %

Weighted Average Negative Amortization Limit:         110.00  %                          110.00  %                 110.00  %
Weighted Average Payment Cap:                           7.50  %                            7.50  %                   7.50  %
Weighted Average Recast Frequency:                        60                                 60                        60

Weighted Average Credit Score:                           707                                620                       817

Weighted Average Original Term:                          360  months                        360  months               360  months
Weighted Average Remaining Term:                         360  months                        351  months               360  months

Weighted Average Months To Roll:                           1  months                          1  months                 1  months
Weighted Average Rate Adjustment Frequency:                1  months                          1  months                 1  months

First Payment Date:                                                      Jan 01, 2004                    Oct 01, 2004
Maturity Date:                                                           Dec 01, 2033                    Sep 01, 2034

Top State Concentrations ($):                 62.85 %  California,  6.43 %  Florida,  5.54 %  New Jersey
Maximum Zip Code Concentration ($):           1.23 %  92037



                                                                            33


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
INDEX:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
MTA                                                                  910          438,194,583.68               100.00
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CURRENT BALANCE ($):                                      Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
   332,985  -   350,000                                               89           30,427,513.11                 6.94
   350,001  -   400,000                                              233           87,824,610.01                20.04
   400,001  -   450,000                                              170           72,184,463.92                16.47
   450,001  -   500,000                                              130           62,385,039.88                14.24
   500,001  -   550,000                                               79           41,398,204.93                 9.45
   550,001  -   600,000                                               71           40,706,479.77                 9.29
   600,001  -   650,000                                               66           42,158,320.46                 9.62
   650,001  -   700,000                                               21           14,453,944.26                 3.30
   700,001  -   750,000                                               15           10,925,454.44                 2.49
   750,001  -   800,000                                                9            7,053,941.93                 1.61
   800,001  -   850,000                                                6            4,944,854.24                 1.13
   850,001  -   900,000                                                4            3,528,198.85                 0.81
   900,001  -   950,000                                                3            2,809,500.00                 0.64
   950,001  - 1,000,000                                                7            6,953,207.62                 1.59
 1,000,001  - 1,050,000                                                1            1,050,000.00                 0.24
 1,050,001  - 1,100,000                                                2            2,183,000.00                 0.50
 1,250,001  - 1,300,000                                                1            1,294,040.69                 0.30
 1,400,001  - 1,450,000                                                1            1,433,209.19                 0.33
 1,450,001  - 1,500,000                                                1            1,480,600.38                 0.34
 2,950,001  - 3,000,000                                                1            3,000,000.00                 0.68
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================



                                                                            34


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CURRENT MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  1.250  -  1.250                                                    535          257,320,744.00                58.72
  2.001  -  2.250                                                     29           11,415,903.00                 2.61
  3.501  -  3.750                                                      4            3,014,079.33                 0.69
  3.751  -  4.000                                                     51           27,285,164.76                 6.23
  4.001  -  4.250                                                     54           26,061,888.35                 5.95
  4.251  -  4.500                                                     48           23,367,566.02                 5.33
  4.501  -  4.750                                                     74           35,493,088.49                 8.10
  4.751  -  5.000                                                     91           41,951,809.25                 9.57
  5.001  -  5.250                                                     15            7,060,333.82                 1.61
  5.251  -  5.500                                                      7            4,277,555.60                 0.98
  5.501  -  5.750                                                      1              497,984.88                 0.11
  5.751  -  5.963                                                      1              448,466.18                 0.10
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
ORIGINAL TERM (Months):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 360                                                                 910          438,194,583.68               100.00
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
REMAINING TERM (Months):                                  Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 351                                                                   1              336,705.07                 0.08
 354                                                                   2              825,127.84                 0.19
 357                                                                   6            2,692,091.41                 0.61
 358                                                                  12            7,211,640.91                 1.65
 359                                                                 325          158,392,371.45                36.15
 360                                                                 564          268,736,647.00                61.33
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================



                                                                            35


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PROPERTY TYPE:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Single Family                                                        591          284,519,754.30                64.93
PUD                                                                  228          111,848,112.64                25.52
Condominium                                                           70           30,718,698.43                 7.01
Two-Four Family                                                       11            6,268,761.56                 1.43
Townhouse                                                             10            4,839,256.75                 1.10
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PURPOSE CODE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Cash Out Refinance                                                   404          190,948,704.72                43.58
Purchase                                                             367          179,241,014.97                40.90
Rate/Term Refinance                                                  139           68,004,863.99                15.52
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
OCCUPANCY:                                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Primary                                                              872          421,626,574.36                96.22
Investor                                                              24           10,161,075.03                 2.32
Second Home                                                           14            6,406,934.29                 1.46
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
DOCUMENTATION:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
Stated Documentation                                                 574          282,559,543.50                64.48
Full/Alternate                                                       200           96,596,899.88                22.04
No Income/No Asset                                                   109           47,487,112.60                10.84
Fast Forward                                                          23           10,004,932.58                 2.28
Limited Documentation                                                  4            1,546,095.12                 0.35
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================



                                                                            36


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
SILENT SECOND:                                            Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
No Silent Second                                                     715          344,356,109.14                78.59
Silent Second                                                        195           93,838,474.54                21.41
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
GROSS MARGIN (%):                                         Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  2.100  -  2.250                                                     14            8,584,979.33                 1.96
  2.251  -  2.500                                                     93           51,081,589.76                11.66
  2.501  -  2.750                                                    156           74,313,193.35                16.96
  2.751  -  3.000                                                    128           61,083,551.02                13.94
  3.001  -  3.250                                                    196           95,394,322.49                21.77
  3.251  -  3.500                                                    259          116,982,181.25                26.70
  3.501  -  3.750                                                     47           21,410,942.35                 4.89
  3.751  -  4.000                                                     15            8,397,373.07                 1.92
  4.001  -  4.250                                                      1              497,984.88                 0.11
  4.251  -  4.500                                                      1              448,466.18                 0.10
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
MAXIMUM MORTGAGE RATE (%):                                Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  8.950  -  9.000                                                     15            7,442,934.05                 1.70
  9.751  -  9.950                                                    895          430,751,649.63                98.30
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================



                                                                            37


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV RATIO (%):                                   Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  23.63  -  25.00                                                      2              947,627.78                 0.22
  25.01  -  30.00                                                      1              548,740.04                 0.13
  30.01  -  35.00                                                      2              834,360.30                 0.19
  35.01  -  40.00                                                      4            4,592,371.21                 1.05
  40.01  -  45.00                                                      6            3,226,476.15                 0.74
  45.01  -  50.00                                                     15            7,137,132.02                 1.63
  50.01  -  55.00                                                     25           12,491,231.96                 2.85
  55.01  -  60.00                                                     31           16,539,343.81                 3.77
  60.01  -  65.00                                                     63           33,553,017.27                 7.66
  65.01  -  70.00                                                    107           58,660,848.77                13.39
  70.01  -  75.00                                                    268          123,853,899.79                28.26
  75.01  -  80.00                                                    357          163,955,843.89                37.42
  80.01  -  85.00                                                     14            5,882,604.88                 1.34
  85.01  -  90.00                                                      6            2,699,732.65                 0.62
  90.01  -  95.00                                                      9            3,271,353.16                 0.75
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================

                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
CREDIT SCORE:                                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
 N/A                                                                   2              878,176.00                 0.20
 620  - 625                                                           10            5,037,013.04                 1.15
 626  - 650                                                          108           49,264,898.79                11.24
 651  - 675                                                          144           69,571,141.66                15.88
 676  - 700                                                          184           89,500,597.59                20.42
 701  - 725                                                          155           74,699,311.88                17.05
 726  - 750                                                          119           58,478,967.29                13.35
 751  - 775                                                          113           56,224,616.91                12.83
 776  - 800                                                           65           29,828,088.12                 6.81
 801  - 817                                                           10            4,711,772.40                 1.08
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================



                                                                            38


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
PREPAY PENALTY TERM (Months):                             Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
  N/A                                                                 82           43,029,335.34                 9.82
  12                                                                 181           92,710,829.16                21.16
  24                                                                   4            1,960,000.00                 0.45
  36                                                                 643          300,494,419.18                68.58
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================



                                                                            39


                   [GRAPHIC OMITTED] RBS GREENWICH CAPITAL

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                         % of Group II
                                                                               Principal Balance     Principal Balance
                                                               Number of       Outstanding as of     Outstanding as of
STATE:                                                    Mortgage Loans         the Cutoff Date      the Cutoff Date
----------------------------------------------------    -----------------    --------------------    -----------------
California                                                           568          275,395,992.81                62.85
Florida                                                               57           28,164,925.85                 6.43
New Jersey                                                            50           24,268,547.06                 5.54
New York                                                              30           13,726,003.76                 3.13
Virginia                                                              30           13,191,658.96                 3.01
Maryland                                                              20            9,443,978.60                 2.16
Illinois                                                              17            8,012,288.11                 1.83
Colorado                                                              16            7,772,825.41                 1.77
Nevada                                                                16            7,391,119.11                 1.69
Massachusetts                                                          8            3,600,781.86                 0.82
Minnesota                                                              8            3,568,418.98                 0.81
Arizona                                                                6            3,461,972.27                 0.79
Connecticut                                                            7            3,250,509.25                 0.74
South Carolina                                                         6            3,026,909.46                 0.69
Ohio                                                                   6            2,824,146.02                 0.64
Texas                                                                  7            2,798,276.93                 0.64
Michigan                                                               6            2,782,431.84                 0.63
Washington                                                             6            2,643,500.13                 0.60
Hawaii                                                                 4            2,580,586.41                 0.59
Missouri                                                               5            2,522,831.70                 0.58
Pennsylvania                                                           5            2,366,940.11                 0.54
Oregon                                                                 6            2,297,506.09                 0.52
Delaware                                                               4            2,026,400.00                 0.46
Tennessee                                                              4            1,705,278.13                 0.39
Georgia                                                                3            1,692,000.00                 0.39
Louisiana                                                              3            1,634,955.37                 0.37
District of Columbia                                                   2            1,077,625.49                 0.25
Kentucky                                                               2              902,000.00                 0.21
North Carolina                                                         1              706,300.00                 0.16
Kansas                                                                 1              667,000.00                 0.15
Idaho                                                                  1              633,750.00                 0.14
Indiana                                                                1              483,290.31                 0.11
Montana                                                                1              441,000.00                 0.10
Wisconsin                                                              1              400,000.00                 0.09
Alabama                                                                1              399,083.66                 0.09
Nebraska                                                               1              333,750.00                 0.08
---------------------------------------------------    ------------------    --------------------    -----------------
Total                                                                910          438,194,583.68               100.00
===================================================    ==================    ====================    =================


                                                                            40